SCHEDULE 14A INFORMATION


                Amended Proxy Statement Pursuant To Section 14(A)
                                       Of
                       The Securities Exchange Act Of 1934



FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

                            EMPIRE ENERGY CORPORATION
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box.):
[ ]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

(1)  Title of each class of securities to which transaction applies: None
(2)  Aggregate number of securities to which transaction applies: None
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $ -0-, Liquidating Transaction
(4)  Proposed maximum aggregate value of transaction: $ -0-
(5)  Total fee paid: $ -0-

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:_______________________________________________
     (2) Form, Schedule or Registration Statement No.:_________________________
     (3) Filing Party: ________________________________________________________
     (4) Date Filed: __________________________________________________________

                            EMPIRE ENERGY CORPORATION
                        7500 College Boulevard, Suite 507
                          Overland Park, Kansas, 66210
                  Telephone (913) 469-5615 o Fax (913) 469-1544


                                February 24, 2004


Dear Shareholder:


         You are cordially invited to attend a Special Meeting of Shareholders of Empire Energy Corporation to be held on Monday, March 29, 2004, at 1:00 p.m., local time, at our corporate headquarters, 7500 College Boulevard, Suite 507, Overland Park, Kansas 66210, telephone number (913) 469-5615, or any adjournment thereof for the following purposes:


         1. To (i) ratify the formation of a new Nevada corporation named Empire Energy Corporation International and (ii) approve the re-domicile of the Company in Nevada pursuant to an Agreement and Plan of Merger by the Company with Empire Energy Corporation International ("Merger");

         2. To approve a one share of the re-domiciled Nevada Company for 10 shares of the existing Utah entity (a "1 for 10 reverse stock split") in conjunction with the re-domicile of the Company to Nevada in conjunction with the Merger, and to allow the Company to pursue the acquisition of Great South Land Minerals, Ltd.;

         3. To approve a change of the Company's name to Empire Energy Corporation International in conjunction with the Merger;

         4. To approve an increase in the authorized shares from 50 million to 100 million in conjunction with the Merger;

         5. To approve Empire Energy Corporation International's 2004 Stock Option Plan upon re-domicile in Nevada, in the form that was previously approved for the Company, and the initial stock option grants representing an equivalent number of stock options that are outstanding in the Company's stock option plan as a Utah domiciled company giving effect to a 1 for 10 reverse stock split as set forth in Item 2 in conjunction with the Merger;

         6. To approve the sale of all of the outstanding capital stock of Blue Mountain Resources, Inc. and Commonwealth Energy (USA) Inc., wholly owned subsidiaries of the Company, to P&S Investment Management, Inc.; and

         7. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         These proposals are more fully described in the Proxy Statement following this Notice.

         The Board of Directors has fixed the close of business on December 21, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only holders of the Company's Common Stock at the close of business on the record date are entitled to vote at the Meeting.

         You are cordially invited to attend the Meeting in person. However, whether you plan to attend or not, we urge you to complete, date, sign, and return the enclosed proxy promptly in the envelope provided, to which no postage need be affixed if mailed in the United States, in order that as many shares as possible may be represented at the Meeting.

                                          By Order of the Board of Directors


                                         --------------------------------------
                                          Norman L. Peterson
                                          Chairman of the Board



                                    IMPORTANT

Please complete, date, sign, and mail promptly the enclosed Proxy Card in the postage-paid envelope provided to assure that your shares are represented at the meeting. If you attend the meeting, you may vote in person if you wish to do so even though you have returned your proxy.

                            EMPIRE ENERGY CORPORATION
                        7500 College Boulevard, Suite 507
                          Overland Park, Kansas, 66210
                  Telephone (913) 469-5615 o Fax (913) 469-1544
                                 _______________

                                 PROXY STATEMENT


                                February 20, 2004
                                 _______________


        Regarding a Change in Domicile, Reverse Stock Split, Name Change,
                    Increase in the Authorized Number Shares,
                       Approval of Stock Option Plan, and
                             Sale of Company Assets
                                 _______________


                             SOLICITATION OF PROXIES


Date, Time, and Place


         This Proxy Statement and the accompanying proxy/voting instruction form ("Proxy Form") are being mailed beginning on or about the date shown above, to holders of common shares (the "Shareholders") in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or "Board") of Empire Energy Corporation, a Utah corporation (the "Company" or "Empire-Utah"), to be used at a Special Meeting of Shareholders (the "Meeting"), to be held March 29, 2004 at the Company's offices at 7500 College Boulevard, Suite 507, Overland Park, Kansas 66210, telephone number (913) 469-5615, or any adjournment thereof.


Quorum, Voting, and Voting Securities


         Proxies are solicited to give all Shareholders of record at the close of business on February 23, 2004 (the "Record Date"), an opportunity to vote on matters that come before the Meeting. This procedure is necessary because Shareholders live in various states and many may not be able to attend the Meeting. Shares of Common Stock (the "Shares") can be voted only if the Shareholder is present in person or is represented by proxy. The presence in person or by proxy of the holders of a majority of the total outstanding voting Shares is necessary to constitute a quorum at the Meeting.


         When your Proxy Form is returned properly signed, the Shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed Proxy Form. If your Proxy Form is signed and returned without specifying choices, the Shares will be voted as recommended by the Board of Directors. Abstentions marked on the Proxy Form and broker non-votes are voted neither "for" nor "against" items being voted upon, but are counted in the determination of a quorum.

         As of the Record Date, there were approximately 31,000,000 Shares outstanding. Each outstanding Share is entitled to one vote on each matter properly brought before the Meeting.

Revocability of Proxy

         If you wish to give your proxy to someone other than the persons designated by the Board of Directors, all names appearing on the enclosed Proxy Form must be crossed out and the name of another person or persons inserted. The signed card must be presented at the Meeting by the person or persons representing you. You may revoke your proxy at any time before it is voted at the Meeting by executing a later-dated proxy, by voting by ballot at the Meeting, or by filing a written revocation of your proxy with the Company before the Meeting.

         Your vote is important. Accordingly, you are urged to sign and return the accompanying Proxy Form whether or not you plan to attend the Meeting. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

         As a matter of policy, proxies, ballots, and voting tabulations that identify individual Shareholders are kept private by the Company. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing Proxy Forms and tabulating the vote. The vote of any Shareholder is not disclosed except as may be necessary to meet legal requirements.

Solicitation and Cost

         The Company will bear all costs and expenses related to this solicitation of proxies by the Board of Directors, including the costs of preparing, printing, and mailing to the Shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the Directors, Officers, and employees of the Company, without receiving additional compensation, may solicit proxies personally, by telephone, or by any other means of communication.

Description of Securities

         The Company is authorized to issue two classes of stock to be designated, respectively, "Class A Common Stock," $0.001 par value and "Class B Redeemable Voting Common Stock," $0.0001 par value. The total number of shares of Class A Common Stock that the Corporation is authorized to issue is 50 million shares. The total number of shares of Class B Redeemable Voting Common Stock that the Corporation is authorized to issue is 6,750,000 shares. As of the record date, there are a total of 29,721,898 Class A Common Stock shares outstanding and 1,278,102 Class B Common Stock shares outstanding. The holders of the Company's outstanding common stock are entitled to one vote per share on each matter submitted to a vote at a meeting of Shareholders.

         Shareholders of the Company have no pre-emptive rights to acquire additional shares of common stock or other securities. The Class A Common Stock is not subject to redemption rights and carries no subscription or conversion rights. The Class B Redeemable Voting Common Stock is subject to redemption at par value upon conversion into Class A Common Stock on a one-to-one basis. In the event of liquidation of the Company, the shares of common stock are entitled to share equally in corporate assets after satisfaction of all liabilities. All shares of the common stock now outstanding are fully paid and non-assessable.

         There is no provision in the Company's Articles of Incorporation, as amended, or Bylaws, as amended, that would delay, defer, or prevent a change in control of the Company.

Principal Stockholders

         The following table sets forth information concerning the beneficial ownership of the Company's Shares as of December 1, 2003 for (i) each current Director and each nominee for Director (ii) each named executive officer of the Company as defined in 402(a)(2) of Regulation S-B of the Securities Act of 1933,
(iii) all persons known by the Company to beneficially own more than 5% of the Company's voting Shares, and (iv) all officers and Directors of the Company as a group.

                                                                Amount and
                                                                Nature of     Percentage of
Name                                  Title                  Ownership(1)(2)     Class(3)
------------------------------------  --------------------   --------------   -------------
Norman L. Peterson (4)                CEO and Director           5,036,822        16.2%
Trend Capital Corp                    Beneficial Owner           1,220,000         3.9%
John C. Garrison                      Director, Secretary          228,750          *
John L. Hersma                        Director                     252,500          *
P & S Investment Management, Inc.(5)  Beneficial Owner           4,559,322        14.7%
All Directors and Executive Officers
as a Group                                                       5,518,072        17.8%

-------------------------
*    Less than 1%


(1) Unless otherwise noted, the Company believes that all Shares are beneficially owned and that all persons named in the table or family members have sole voting and investment power with respect to all Shares owned by them. Unless otherwise indicated, the contact address of each individual is the Company's address.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options.
(3) Assumes 31,000,000 Shares outstanding plus, for each individual, any securities that specific person has the right to acquire upon exercise of presently exercisable stock options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.


(4) Includes 62,500 stock options exercisable at $.60 per share anytime before March 23, 2004. Norman Peterson is the trustee of P & S Investment Management, Inc. which owns 4,559,322 shares which are included. Includes 415,000 shares held by Ivalyn Peterson, wife of Norman Peterson.
     Mr. Peterson disclaimes beneficial interest in these 415,000 shares.
(5)  Also included in the ownership shown for Norman L. Peterson.



Compensation of Empire Executives

         No Company executive receives any compensation at the present time and no executive within the past three years has made more than $100,000 per year.

Compensation Plans

         One of the items to be voted upon is the approval of the Company's 2004 Stock Option Plan upon being re-domiciled in Nevada. The purpose of approving the Stock Option Plan is to honor the presently outstanding options in the Company's presently existing plan as a Utah domiciled entity. The initial option grants to be approved with the Company's Stock Option Plan as a Nevada domiciled entity giving effect to the proposed 1 for 10 reverse split are as outlined in Exhibit A to the Stock Option Plan attached hereto as Exhibit D. The following officers and directors who have current options that would be carried over into the new plan upon approval are as follows:

                                                                   Present       Proposed
                                                                   Options       Options
Name                                     Title                     Utah(1)       Nevada(2)
------------------------------------  ----------------------   --------------  -------------
Norman L. Peterson                    CEO, Director                 62,500        6,250

(1) All options expire on March 23, 2004 and have a current exercise price of $.60 per share.
(2) Upon the approval of the 1 for 10 reverse stock split, the $.60 options will have an exercise price of $6.00 per share.

Interest of Certain Persons in or Opposition to Change of Domicile.

         No director, officer, nominee to become such, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the change of domicile from the State of Utah to the State of Nevada or in the change of name, which is not shared by all other Shareholders, pro rata, and in accordance with their respective interests in Empire-Utah.

Interests of Certain Persons in Matters to be Acted Upon

         The Company proposes to sell its interests in several wholly owned subsidiaries of the Company to P & S Investment Management, Inc. ("P&S") ("Subsidiary Sale"). The Company's Chairman of the Board, Norman L. Peterson, is the trustee of P&S.

         The terms of the proposed Subsidiary Sale are set forth in the Purchase and Sale Agreement attached to this Proxy Statement as Exhibit E. The Subsidiary Sale primarily involves P&S receiving the subsidiaries in exchange for P&S's commitment to assume all liabilities of the companies. Mr. Peterson abstained from voting on the Asset Sale as a member of the Company's Board of Directors.

Questions and Answers about the Re-domicile Proposal

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. We are sending this Proxy Statement to you in connection with a Proposal by our Board of Directors that we re-domicile in the State of Nevada ("Re-domicile Proposal"). Empire Energy Corporation was incorporated in and is currently governed by the laws of the State of Utah ("Empire-Utah"). Our Board of Directors is providing you with certain information that will be discussed regarding the Re-domicile Proposal.

Q. IF APPROVED BY THE SHAREHOLDERS, HOW WILL THE RE-DOMICILE PROPOSAL BE
EFFECTED?

A. We have formed a new subsidiary corporation under the laws of the State of Nevada. The name of the Nevada corporation is "Empire Energy Corporation International" ("Empire-Nevada"). In order to complete the re-domicile, Empire-Utah will merge into Empire-Nevada (the "Merger"). Empire-Nevada will be the surviving company of the Merger and as a result of the Merger, Empire-Utah will no longer exist.

Q. WHAT WILL HAPPEN TO THE ASSETS, LIABILITIES, AND CONTRACTS OF EMPIRE-UTAH IN THE MERGER?

A. All of the assets, liabilities, and contracts of Empire-Utah will, through the Merger with Empire-Nevada, become the assets, liabilities, and contracts of Empire-Nevada; however, the Company is also seeking approval to sell two subsidiaries of the Company as outlined in Item 5.

Q: WHAT WILL HAPPEN TO MY SHARES OF EMPIRE-UTAH?

A: All of your shares of Empire-Utah will be converted into shares of Empire-Nevada at the rate of one Empire-Nevada share for each ten Empire-Utah shares. For example, if you own 10,000 shares of Empire-Utah common stock, you will be issued 1,000 shares of Empire-Nevada common stock. Pursuant to the Merger, you will no longer own any shares of Empire-Utah. As a result of the Merger, all of the Shareholders of Empire-Utah will become shareholders of Empire-Nevada, and Empire-Utah will no longer exist.

Q. WILL THE RE-DOMICILE PROPOSAL RESULT IN A CHANGE OF SHAREHOLDER CONTROL?

A. No. The Re-domicile Proposal will not, on its own, result in a change of control. There are currently, 31,000,000 shares of Empire-Utah issued to our Shareholders. As a result of the Merger into Empire-Nevada, all of these shares will be converted into 3,100,000 shares of Empire-Nevada. No person, except for the Shareholders of Empire-Utah, will be issued shares of Empire-Nevada as part of the Re-domicile Proposal. If you owned 1% of Empire-Utah before the Merger, you will own 1% of Empire-Nevada immediately following the Merger. However, Empire-Utah has entered into a non-binding letter of intent with Great South Land Minerals, Ltd. ("GSLM"), a Tasmanian-Australian company, to enter into a definitive agreement whereby Empire-Utah will acquire all of the issued and outstanding shares of GSLM ("GSLM Acquisition") for 58.9 million shares of Empire-Utah Common Stock after concluding the 1 for 10 reverse stock split.

Q. WHY ARE WE CHANGING OUR PLACE OF INCORPORATION?

A. Nevada is a preferred state of corporate domicile due to its well-developed corporation laws and its substantial body of case law concerning such laws and low franchise tax rates. Also, as a concurrent condition to the closing of the GSLM Acquisition, Empire-Utah must be re-domiciled in Nevada. Regardless of whether the GSLM Agreement is completed, the Board of Directors believes it to be in the best interests of the Company and its Shareholders to be a Nevada corporation.

Q. WHAT EFFECT WILL EMPIRE-UTAH'S CHANGE OF PLACE OF INCORPORATION HAVE ON ME AS A SHAREHOLDER?

A. Your rights as a Empire-Utah Shareholder will be governed by the laws of the State of Nevada and Empire-Nevada's Certificate of Incorporation in the form attached to this Proxy, as opposed to the laws of the State of Utah and our existing Articles of Incorporation and Bylaws. We have prepared and included summaries of Empire-Nevada's Certificate of Incorporation (which will be in effect following Empire-Utah's change in place of incorporation) and a summary comparison of the corporate laws of Utah and Nevada for your review.

Q: WHEN DO YOU EXPECT THE RE-DOMICILE TO BE COMPLETED?

A: We intend to complete the re-domicile during the first quarter of 2004; however, we cannot assure you when the re-domicile will occur.

Q: WHAT ARE THE TAX CONSEQUENCES OF CHANGING EMPIRE-UTAH'S PLACE OF
INCORPORATION?

A: Empire-Utah believes that under current regulations, neither Empire-Utah nor Empire-Utah's Shareholders will be taxed as a result of changing Empire-Utah's place of incorporation from Utah to Nevada. A brief summary of the tax consequences to you is discussed in greater detail below.

Q: WHAT DO I NEED TO DO NOW?

A: Approval of the Re-domicile Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Empire-Utah common stock entitled to vote on the Re-domicile Proposal. We request that you cast you vote on the Re-domicile proposal as outlined in this Proxy Statement.

Q: WHAT OTHER MATTERS ARE PROPOSED FOR APPROVED IN CONJUNCTION WITH THE RE-DOMICILE PROPOSAL?

A: We are also seeking the Shareholders' approval of a reverse-stock split, change of name, and increase in the authorized number of shares as set forth below. Additionally, we are seeking approval to sell substantially all of the assets of the Company to be able to enter into a definitive agreement to close the GSLM Acquisition.

Q: WHAT ARE MY RIGHTS IF I DISSENT FROM THE RE-DOMICILE PROPOSAL?

A: Shareholders have no dissenters' rights under the re-domicile proposal.

Q: SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. After the re-domicile is completed, until you exchange your shares at some time in the future, your stock certificates for Empire-Utah shares will represent your shares of Empire-Nevada.

Questions and Answers about the Subsidiary Sale

Q: WHY IS THE COMPANY PROPOSING TO SELL THE SUBSIDIARIES?

A: Having entered into a letter of intent regarding the GSLM Acquisition, the Company wants to comply with the terms and conditions necessary to close the GSLM Acquisition. The subsidiaries are currently too costly to run based upon the Company's present cash flow position and they also have several pending lawsuits related to development costs. As part of the Subsidiary Sale, the new owner will assume all liabilities of the subsidiaries.

Q: HOW WAS THE VALUE OF THE TRANSACTION DETERMINED?

A: The Board of Directors assessed the present state of the assets, the associated liabilities and lawsuits and considered the cash flow position of the Company and decided upon a value for the transaction. The Company's CEO and member of the Board of Directors, Norman Peterson, abstained from voting on any issues associated with the Subsidiary Sale.

Q: WILL NORMAN PETERSON STILL BE INVOLVED WITH THE COMPANY?

A: Norman Peterson upon the closing of the Subsidiary Sale will resign as a member of the Board of Directors of the Company and not be involved with the Company other than as a minority shareholder.

Q: IF MY SHARES ARE HELD IN "STREET NAME," BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: No. You must instruct your broker how to vote your shares or else your broker will not vote your shares.

Questions and Answers about the Potential Acquisition

Q: WHY IS THE COMPANY PROPOSING TO ACQUIRE GREAT SOUTH LAND MENERALS, LTD.?

A: The Company, by divesting itself of its subsidiaries (which represent all of the current operations), has been looking for an acquisition candidate to take full advantage of its public entity status. The Company identified Great South Land Minerals, Ltd. ("GSLM"), an Australian corporation, as a viable candidate looking to be acquired by a public company (the "Acquisition").

Q: WHAT IS THE COST OF THE PROPOSED TRANSACTION?


A: As consideration for the Proposed Acquisition, the Company would issue up to a total 58.9 million shares of its common stock to current GSLM shareholders, depending on the number of GSLM shareholder who agree to participate in the transaction on an individual basis. The Company anticipates conditioning the Proposed Acquisition upon the agreement of at least 80% of the GSLM shareholders to participation in the share exchange. Because a definitive agreement must be negotiated, entered into, and the participation of 80% of the GSLM shareholders obtained, the Company can provide no assurance that the Proposed Acquisition will be consummated.


Q: WHO IS GSLM?

A: GSLM is an unlisted public company incorporated in Tasmania in 1995 for the specific purpose of exploring for oil and gas in the onshore Tasmania Basin. See
Item 2 below for a more detailed description of GSLM.

Q: HOW WILL THE CURRENT MANAGEMENT BE EFFECTED BY THE TRANSACTION?

A: GSLM will assume all positions on the Board of Directors of Empire and all new officers will be appointed.

Q: WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

A: The board of directors recommends that stockholders vote FOR approval of the acquisition and the necessary amendments to the Company's Articles of Incorporation.

Q: WHAT CONDITIONS EXIST TO THE GSLM TRANSACTION?

A: The Company must still negotiate and enter into a definitive agreement with GSLM, and 80% of the GSLM shareholders must agree to the transaction as conditions to the transaction.

Q: WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have additional questions about the proposals, you should contact:
Empire Energy Corporation at 7500 College Boulevard, Suite 507, Overland Park, Kansas 66210, telephone number (913) 469-5615.


                   APPROVAL OF THE RE-DOMICILE OF THE COMPANY
                               FROM UTAH TO NEVADA
                                (Item 1 on Proxy)

         The Board of Directors has approved and recommends that the Shareholders approve and ratify the creation of a Nevada corporation known as "Empire Energy Corporation International" to allow for the re-domicile of the Company from Utah to Nevada pursuant to a Plan of Merger between the Company and Empire-Nevada ("Merger"). A copy of the Plan of Merger is attached here to as Exhibit A and incorporated herein by this reference.

         The Company desires to change its domicile to Nevada to avail itself to the laws of the State of Nevada which are generally more widely accepted, further developed and tested, and better understood by public markets than the laws of the State of Utah. Additionally, after considering the disadvantages and the advantages, including the more favorable corporate environment afforded by Nevada corporate law to directors and officers, the Board of Directors concluded that the benefits of being incorporated in Nevada outweigh the benefits of remaining in Utah.

         The following discussion summarizes certain aspects of the Re-domicile Proposal, including certain material differences between Utah corporate law and Nevada corporate law. This summary is not intended to be a complete description of the Re-domicile Proposal or the differences between shareholders' rights under Utah corporate law and Nevada corporate law, and is qualified in its entirety by reference to:

         A. The Plan of Merger attached hereto as Exhibit A;
         B. The Amended Articles of Incorporation of Empire-Nevada attached hereto as Exhibit B;
         C. The Bylaws of Empire-Nevada attached hereto as Exhibit C; and
         D. The Utah Revised Business Code and the Nevada Revised Statutes.

         At the Effective Date of the Merger, the separate existence of the Empire-Utah will cease and Empire-Nevada, as the surviving corporation, will succeed to all business, properties, assets, and liabilities of the Company. Upon the effective date of the Merger, each 10 outstanding shares of Common Stock of Empire-Utah immediately prior to the Effective Date will be converted into one share of common stock, par value $0.001 per share of Empire-Nevada; and each outstanding option, warrant, or other securities convertible into shares of the Company's Common Stock will be automatically assumed by Empire-Nevada and will be converted into the right to acquire a number of shares adjusted for the 1 for 10 reverse stock split in Empire-Nevada Common Stock, under the same terms and conditions as the original options, warrants and securities convertible of the Company.

         No action need be taken by the Company's Shareholders to exchange their stock certificates as a result of the Merger. Certificates for shares of the Company's Common Stock will automatically represent the number of shares of Empire-Nevada Common Stock upon giving effect to the 1 for 10 reverse split.

         The Company's Common Stock is currently trading on the OTC Bulletin Board, and following consummation of the Merger, Empire-Nevada Common Stock will request to continue to trade on the OTC Bulletin Board without interruption under the same ticker symbol "EECI".

         Approval of the Merger will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this Proxy Statement. Re-domicile of the Company will not, in and of itself, result in any change in the business, management, location of the principal executive offices, assets, liabilities or shareholders' equity of the Company.

         Upon approval of the Re-domicile Proposal by the Company's Shareholders, the proposed re-domicile will be consummated at such time as the Board of Directors of the Company determines is advisable. The Merger provides, however, that the Merger may be abandoned by the Board of Directors of the Company prior to the effective date, either before or after Shareholder approval. After approval by the Shareholders of the Company of the Merger, no amendment shall be made which (a) alters or changes the amount or kind of shares of Empire-Nevada to be received on conversion of shares of the Company as provided, (b) alters or changes any term of the Articles of Incorporation of Empire-Nevada to be effected by the Merger, or (c) alters or changes any of the terms and conditions of the Merger if such alteration or change would adversely affect the rights of Shareholders of the Company, without the further approval of such Shareholders.

RIGHTS OF SHAREHOLDERS TO DISSENT

         Since the Merger will be conducted through a merger of the Company into its wholly-owned subsidiary, Empire-Nevada, the Company's Shareholders will not have a right to dissent from the re-domicile.

CHANGES TO SHAREHOLDER RIGHTS UPON RE-DOMICILE

         The Company's Articles of Incorporation and Bylaws will be substantially the same as the present Articles of Incorporation and Bylaws, changed only in name, in reference to Nevada law, and as interpreted under Nevada rather than Utah law.

         As a Nevada corporation, the Company will be subject to the Nevada Revised Statutes ("NRS" or "Nevada Law"). Certain provisions of Nevada Law create rights that might be deemed materially different from Utah law. Certain provisions might delay or make more difficult acquisitions of Company stock or changes in control or might also have the effect of preventing changes in management or might make it more difficult to accomplish transactions than under Utah that some Shareholders may believe to be in their best interests. A summary of some of the potentially material differences between Nevada and Utah law follows.

         Voting rights with respect to extraordinary corporate transactions

         NEVADA. Approval of mergers and consolidations and sales, leases, or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the Articles of Incorporation, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the Articles of Incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

         UTAH. A merger, share exchange, or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the Articles of Incorporation, the Bylaws, or a resolution of the Board of Directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (i) the Articles of Incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

Both Utah and Nevada law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the Articles of Incorporation that adversely affects a specific class of shares.

         Shareholders' consent without a meeting

         NEVADA. Unless otherwise provided in the Articles of Incorporation or the Bylaws, any actions required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after taking the actions, a written consent thereto is signed by the shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an actions at a meeting, then that proportion of written consent is required. In no instance where actions is authorized by written consent need a meeting of the shareholders be called or notice given.

         UTAH. Unless otherwise provided in the Articles of Incorporation, actions requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such actions at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder actions is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transactions, actions, or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992 are required to adopt a resolution permitting actions by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent.

         Shareholder voting requirements

         NEVADA. Unless the Articles of Incorporation or Bylaws provide for different proportions, a majority of the voting power which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. An act by the shareholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the actions.

         UTAH. Unless the Articles of Incorporation provide otherwise, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for actions on that matter. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. Unless the Articles of Incorporation provide otherwise, if a quorum exists, actions on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the actions exceed the votes cast within the voting group opposing the actions. Unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. Shareholders do not have a right to cumulate their votes for the election of directors unless the Articles of Incorporation provide for such cumulation of votes. Shares entitled to vote cumulatively may be voted cumulatively at each election of directors unless the Articles of Incorporation provide alternative procedures for the exercise of cumulative voting.

         Dissenters' rights

         NEVADA. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under Nevada law; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either (i), (ii) or (iii) above. However, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing, appraisal rights are not available. Appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

         UTAH. In connection with a merger, share exchange or sale, lease, exchange, or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation-of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the Articles of Incorporation, Bylaws, or a resolution of the Board of Directors provide otherwise, shareholders are not entitled to dissenters, rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate actions, the shareholder will receive anything except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares, or (iv) any combination of the foregoing.

         Dividends

         NEVADA. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

         UTAH. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

         Anti-takeover statutes


         NEVADA. Except under certain circumstances Nevada law prohibits a "business combination" between the corporation and an "interested shareholder," however, the Nevada articles can expressly elect not to be governed by these provisions (as the Company has) as contained in NRS 78.411 to 78.444 inclusive. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the Company has elected not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the Company or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fractions of the shares of common stock of the Company issued and outstanding, or (ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the Company.


         UTAH. The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares." Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the Articles of Incorporation or the Bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled-to dissenters, rights under Utah law. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's Articles of Incorporation or Bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with Utah law, or (iii) under certain other specified circumstances.

         Quorum of directors

         NEVADA. A majority of the Board of Directors in office shall constitute a quorum for the transactions of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum shall be present, and no notice of such adjournment shall be required. The Board of Directors may prescribe rules not in conflict with these Bylaws for the conduct of its business; provided, however, that in the fixing of salaries of the officers of the corporation, the unanimous actions of all the directors shall be required.

         UTAH. A quorum of the Board of Directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's Bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the Articles of Incorporation or the Bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

         Derivative suits

         NEVADA. In a derivative actions brought by one or more shareholders to enforce a right of a corporation, the corporation having failed to enforce a right which may properly be asserted by it, the complaint shall be verified and shall allege that the plaintiff was a shareholder or member at the time of the transactions of which he complains or that his share thereafter devolved on him by operation of law. The complaint shall also allege with particularity the efforts, if any, made by the plaintiff to obtain the actions he desires from the directors or comparable authority and, if necessary, from the shareholder, and the reasons for his failure to obtain the actions or for not making the effort. The derivative actions may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the shareholders or members similarly situated in enforcing the right of the corporation. The actions shall not be dismissed or compromised without the approval of the court, and notice of the proposed dismissal or compromise shall be given to shareholders or members in such manner as the court directs.

         UTAH. A shareholder may not commence a derivative action unless the shareholder was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time) and fairly and adequately represents the interests of the corporation. The complaint must be verified and allege with particularity the demand made to on the Board of Directors to obtain actions. If a court finds that the proceeding was commenced (i) without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees; (ii) with reasonable cause, the court may order the corporation to pay the plaintiff's reasonable expenses, including counsel fees.

         Special meeting of shareholders

         NEVADA. Special meetings of the shareholders may be held at the office of the corporation in the State of Nevada, or elsewhere, whenever called by the President, or by the Board of Directors, or by vote of, or by an instrument in writing signed by the holders of a majority of the issued and outstanding capital stock. Not less than 10 nor more than 60 days written notice of such meeting, specifying the day, hour and place, when and where such meeting shall be convened, and the objects for calling the same, shall be mailed in the United States Post Office, or via express or overnight mail, addressed to each of the shareholders of record at the time of issuing the notice, and at his, her, or its address last known, as the same appears on the books of the corporation. The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of the same to the several shareholders, and the respective addresses to which the same were mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

         UTAH. Special meetings of the shareholders may be called by: (i) the Board of Directors, (ii) the person or persons authorized by the Bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time, and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

         Amendments to Articles

         NEVADA. The Articles of Incorporation may be amended in any of the following respects by a vote of a majority of the shareholders entitled to vote on an amendment: (a) by addition to its corporate powers and purposes, or diminution thereof, or both, (b) by substitution of other powers and purposes, in whole or in part, for those prescribed by its Articles of Incorporation, (c) by increasing, decreasing, or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment, (d) by changing the name of the corporation, (e) by making any other change or alteration in its Articles of Incorporation that may be desired. If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

         UTAH. The Board of Directors may propose amendments to the Articles of Incorporation for submission to the shareholders. Notice of a regular or special meeting at which a proposed amendment is to be considered must include a notice of such purpose and be accompanied by a discussion or copy of the proposed amendment. For an amendment to be adopted, (i) the Board of Directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the Articles of Incorporation, the Bylaws (if authorized by the Articles of Incorporation), or a resolution of the Board of Directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters, rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain forward splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

         Notice, adjournment and place of shareholders' meetings

         NEVADA. Nevada law requires that notice of a meeting of the shareholders be in writing, signed by the president or a vice president or secretary, assistant secretary or by any other natural person(s) proscribed in the Bylaws or designated by the Board of Directors. The notice must state the purpose(s), the time, and place of the meeting. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the registered office of the corporation in the state of incorporation.

Nevada Bylaws provide that the notification of the annual meeting shall state the purpose or purposes for which the meeting is called and the date, time, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to, or shall be mailed with postage prepaid, to each shareholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before such meeting.

         UTAH. The Utah law and Utah Charter Documents require that notice of shareholders, meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. Both Nevada and Utah law provide for adjournments of shareholders' meetings. The Utah Charter Documents require notice of the adjournment if the adjournment is for 30 days or more or if a new record date is fixed. Both Nevada and Utah law permit meetings of shareholders to be held at such place as is designated by or in the manner provided in the Bylaws. If not so designated, Utah law provides for the principal office of the corporation.

         Directors generally

         NEVADA. The Nevada law requires that a corporation have at least one director or as provided in the Articles of Incorporation or Bylaws. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         UTAH. The Utah law provides that the Board consists of not less than three directors with the actual number being determined by resolutions adopted by the Board or the holders of the Company's common stock. Currently, the Company has four directors and the Bylaws presently authorized three and nine directors. A majority of the number of directors constitutes a quorum for the transactions of business. Unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present.

         Election and removal of directors

         NEVADA. Any director, or the entire Board, may be removed with or without cause, but only by the vote of not less than two thirds of the voting power of the Company at a meeting called for that purpose. The directors may fill vacancies on the board.

         UTAH. The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law and the Utah Charter Documents, directors may be removed by a majority vote of shareholders, with or without cause. The directors or the shareholders may fill vacancies on the board.

         Inspection of books and records

         NEVADA. Under Nevada law, any shareholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares upon at least five days' written demand is entitled to inspect in person or by agent or attorney, during normal business hours, the company's stock ledger, a list of its shareholders, and its other books and records, and to make copies or extracts therefrom. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the shareholder.

         UTAH. Upon providing the company with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (i) the Articles of Incorporation, Bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years, and (ii) if the shareholder is acting in good faith and directly connected to a proper purpose, excerpts from the records of the Board of Directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.

         Transactions with officers and directors

         NEVADA. Under Nevada law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, (i) the fact of the common directorship, office of financial interest is known to the Board of Directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors, or (ii) the contract or transactions, in good faith, is ratified or approved by the shareholding a majority of the voting power, (iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the Board of Directors for actions, or (iv) the contract or transactions is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve, or ratify a contract or transactions.

         UTAH. Utah law provides that every director who, directly or indirectly, is party to, has beneficial interest in or is closely linked to a proposed corporate transactions that is financially significant to the director is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transactions unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transactions was considered and thereafter the transactions was approved by a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of shareholders and thereafter the transactions was approved by a majority of the disinterested shares; or (c) can show that the transactions was fair and reasonable to the corporation.

         Limitation on liability of directors; indemnification of officers and directors

         NEVADA. Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances. The determination must be made: (i) by the shareholders; (ii) by the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or (d) if a quorum consisting of directors who were not parties to the actions, suit, or proceeding cannot be obtained, by independent legal counsel in a written opinion. The Articles of Incorporation, the Bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal actions, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, for either an actions in his official capacity or an actions in another capacity while holding his office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of actions. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

         UTAH. Utah law permits a corporation, if so provided in its Articles of Incorporation, its Bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any actions taken or any failure to take actions as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. Under Utah law, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Utah law also permits a corporation to indemnify its directors, officers, employees, and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee, or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah Charter Documents permit indemnification of all such persons whom it has the power to indemnify to the fullest extent legally permissible under Utah law. Utah law permits a corporation to advance expenses incurred by a director, officer, employee, or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and (c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah Charter Documents permit such advances. Both the Nevada Charter Documents and Utah Charter Documents provide the Company may purchase insurance on behalf of those persons entitled to indemnification by the corporation.

         The forgoing discussion is not intended to be an exhaustive statement of Nevada law or all of the differences between Nevada and Utah law, only a summary of certain identified differences.

         Certain material federal income tax consequences of the merger

         The Company believes that the Merger will be a tax-free reorganization of the Company. If the Merger qualifies as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), a shareholder of the Company who exchanges his or her shares of Common Stock solely for shares of Empire-Nevada Common Stock would recognize no gain or loss for federal income tax purposes. In addition, a shareholder's aggregate tax basis in his her, or its shares of Empire-Nevada Common Stock received as a result of the Merger should be the same as his, her, or its aggregate tax basis in the shares of the Common Stock exchanged therefor, and the shareholder's holding period for the shares of Empire-Nevada Common Stock should include the period during which such shareholder held the shares of Common Stock surrendered in the Merger.

         THE TAX CONSEQUENCES OF THE MERGER TO ANY PARTICULAR SHAREHOLDER MAY DIFFER DEPENDING UPON THAT SHAREHOLDER'S OWN CIRCUMSTANCES AND TAX POSITION. FURTHERMORE, THIS SUMMARY DOES NOT DISCUSS ANY ASPECTS OF STATE, LOCAL, FOREIGN OR OTHER TAX LAWS. EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE MERGER.

Vote Required

         The affirmative vote of a majority of the outstanding Shares is required to approve this proposal to ratify the formation of a new Nevada corporation named Empire Energy Corporation International, and (ii) approve the re-domicile of the Company in Nevada pursuant to an Agreement and Plan of Merger by the Company with Empire Energy Corporation International.

         The Board of Directors unanimously recommends that the Company's Shareholders vote "for" the proposal to change the Company's state of incorporation to Nevada from Utah.

                APPROVAL OF A 1 FOR 10 SHARE REVERSE STOCK SPLIT
                     OF THE COMPANY'S SHARES OF COMMON STOCK
                                (Item 2 on Proxy)

         The Board of Directors has approved and recommends that the Shareholders approve a 1 for 10 share reverse stock split to reduce the number of issued and outstanding shares of common stock to allow for the issuance of additional shares to raise additional capital through the sale of its shares and to pursue growth through acquisitions.

         The Company is authorized to issue two classes of stock to be designated, respectively, "Class A Common Stock," $0.001 par value and "Class B Redeemable Voting Common Stock," $0.0001 par value. The total number of shares of Class A Common Stock that the Corporation is authorized to issue is 50,000,000 shares. The total number of shares of Class B Redeemable Voting Common Stock that the Corporation is authorized to issue is 6,750,000 shares. As of the record date, there are a total of 29,721,898 Class A Common Stock shares outstanding and 1,278,102 Class B Common Stock shares outstanding.

         The Class A Common Stock is not subject to redemption rights and carries no subscription or conversion rights. The Class B Redeemable Voting Common Stock is subject to redemption at par value upon conversion into Class A Common Stock on a one-to-one basis. In the event of liquidation of the Company, the shares of common stock are entitled to share equally in corporate assets after satisfaction of all liabilities. All shares of the common stock now outstanding are fully paid and non-assessable.

         Empire-Nevada's Articles of Incorporation provide for the issuance of Class A and Class B Common Stock with the same rights as under the Articles of Incorporation of Empire-Utah. Upon re-domicile in Nevada, all of the outstanding shares of Class A and Class B common stock of the Company would be exchanged for an equivalent number of shares of common stock in Empire-Nevada at the rate of one share of Empire-Nevada for each 10 shares of the Empire-Utah common stock. The rights associated with the Empire-Nevada common shares and Empire-Utah common shares differ as explained above in Item 1.

         The Board of Directors recommends approval of the reverse stock split to position the Company to pursue viable acquisition candidates. During 2002, the Company entered into a non-binding letter of intent to potentially acquire up to 100% of the issued and outstanding shares of Great South Land Minerals, Ltd. ("GSLM"), an Australian corporation, through a share exchange agreement (the "Proposed Acquisition"). The Company can provide no assurance that the Proposed Acquisition will be consummated. In the event the Proposed Acquisition cannot be consummated, the Company intends to pursue other viable acquisition candidates.


         Empire is pursuing the reverse merger and the increase in the number of authorized shares, Item 4 in the Proxy, to positioning itself for the potential GSLM acquisition. Details concerning the potential GSLM Transaction are outlined her for shareholder information. (Even in the event the GSLM transaction is not consummated, Empire's Board has determined both the reverse split and the increase in the authorized number of shares will place Empire in a better position to pursue other business opportunities.)

Empire/GSLM Potential Transaction:

         In the spring of 2002, Empire was considering its options concerning continuing operations. Empire's acquisition of energy exploration companies Blue Mountain Resources, Inc. ("BMR") and Commonwealth Energy (USA) Inc. ("CWE") in 2001, two companies that held leases on properties with prospective energy reserves, had not resulted in any material revenue and the operations were expensive to run. At the same time, GSLM was looking for a U.S. publicly traded company energy company with which it could pursue a merger. GSLM believed that it would have additional options for raising capital to pursue its oil and gas exploration as a U.S. public company. In searching U.S. company listings, GSLM identified Empire as a publicly traded company that had limited operations. As a result, Malcolm Bendall, GSLM's chairman of the board, contacted the Bryan Ferguson, the former president of Empire to discuss any potential interest in a business relationship. Mr. Bendall then met with Empire and performed due diligence over a week period and discuss potential terms of a transaction. Empire determined it wanted to pursue the opportunity with GSLM. As negotiations continued, GSLM expressed the desire for Empire to sell its subsidiaries that represented the only on-going operations of Empire. Normal Peterson, the CEO, director of Empire, and shareholder, suggested he purchase the subsidiaries to run their operations off. Not having any other viable options for selling the cash flow negative subsidiaries, Empire determined to sell the subsidiaries to Mr. Peterson. Mr. Peterson abstained from voting on any issues associated with the Subsidiary Sale.

         Summary Terms of Potential Transaction with GSLM (for more details see the term sheet, as amended, attached as Exhibit H and the information discussed below):

         o        Empire intends to acquire up to 100% of GSLM stock.
         o        Empire would use up to 58,900,000 unregistered shares.
         o Empire would have only 3,100,000 shares outstanding at the closing.
         o Empire would have no material operations at the time of the closing.
         o GSLM shareholders would individually in a private transaction be offered the opportunity to exchange their GSLM shares for Empire shares.
         o        The parties intend to require at least 80% share participation from the GSLM shareholders to close the transaction.
         o        After the closing, if 100% of GSLM shareholders exchange their shares, Empire's current shareholders would own 5% of the newly constituted company.
         o        The transaction is intended as a tax-free reorganization.
         o A definitive agreement must be negotiated and executed by Empire and GSLM.

         GSLM is an unlisted public company incorporated in Tasmania in 1995 for the specific purpose of exploring for oil and gas in the onshore Tasmania Basin. GSLM owns the largest onshore petroleum license, SEL 13/98, in Australia. SEL 13/98 comprises 30,356 square kilometers and covers the whole Tasmania Basin or about half of the State. This license was created in June 1999 by incorporating areas covered by permits EL-1/88, EL-9/95 and EL-21/95 into a special exploration license covering all of the accessible area of the Tasmania Basin. The license remains in force for five years, until 18 May 2004, and may be extended for any period so long as the total term of the license does not exceed ten years. The exploration license may be partially relinquished or converted to a retention or mining lease at any time during the period it remains in force. GSLM and its predecessor companies have, over a period of 18 years, researched the potential for oil and gas discovery onshore Tasmania. The exploration objective of GSLM is to discover commercial quantities of oil and gas onshore Tasmania. GSLM's current exploration strategy is based on an extensive seismic and drilling program involving the acquisition of at least 2000 line kilometers of seismic data, and is designed to determine the extent of the two petroleum systems that have been outlined, define potential petroleum targets, and test potential targets through a drilling program.

         Empire intends to seek to acquire up to 100% of the shares of GSLM upon the terms set forth in the Summary of Terms outlined above, and more specifically described in the terms sheet attached as Exhibit H. Empire has pursued a transaction with GSLM to provide Empire's shareholders with some share value because Empire's mining operations have not performed to a level to sustain continuing operations. As a condition for the potential GSLM transaction to move forward, Empire must have only 3.1 million shares outstanding and have the ability to issue up to 58.9 million additional shares to GSLM shareholders. Accordingly, Empire is required to file a Proxy and obtain shareholder consent to a reverse stock split to reduce the number of current shares outstanding from approximately 22 million to 3.1 million and to increase the authorized number of shares to allow for the potential issuance of up to an additional 58.9 million shares. Because Empire anticipates a need for additional shares in the future, Empire determined to authorize up to 100 million shares rather than 61 million necessary to have sufficient shares for the potential GSLM transaction. As a result of the transaction, the current Empire shareholders would own 5% of the outstanding shares after the GSLM transaction; accordingly, as a block of shareholders, the current shareholder will have only a small interest in the Empire in the future. The GSLM transaction is anticipated to be a tax-free reorganization.

         Empire does not anticipate needing any regulatory approvals for the potential GSLM transaction and it has not obtained any reports, opinions or appraisals related to the potential GSLM transaction other than the financial statements of GSLM attached hereto.

         No Empire or GSLM officers, directors, or beneficial owners have entered into any transactions other than those discussed in this Proxy.

Select Financial Information:

----------------------------- ------------------------ -------------------------
        Item:                    Year Ended June 2003      Year Ended June 2002
----------------------------- ------------------------ -------------------------
Operating Revenues                                $25                        $0
Operating (Loss)                         ($2,885,718)              ($1,356,899)
Operating Loss per Share                         $.05                      $.02
Total Assets                                 $153,264                  $143,377
Total Liabilities                          $1,739,906                $1,044,105
Shares Outstanding                         62,158,054                57,174,165
Cash Dividends                                      0                         0
----------------------------- ------------------------ -------------------------

         GSLM's audited financial statements for the years ended June 30, 2002 and 2003 are attached as Exhibit F. Proforma financial statements combining GSLM and Empire's operations have not been provided because the potential transaction with GSLM is expressly conditioned upon Empire having no ongoing operations. Accordingly, combined financial projections would not provide any useful or material information.

         As consideration for the Proposed Acquisition, the Company would need to issue up to a total 58.9 million shares of its common stock to current GSLM shareholders, depending on the number of GSLM shareholder who agree to participate in the transaction. A description of the class A common stock to be issued to GSLM shareholders appears under Item 1 above. The Company anticipates conditioning the Proposed Acquisition upon the agreement of at least 80% of the GSLM shareholders to participation in the share exchange. Because a definitive agreement must be negotiated, entered into, and the participation of a certain percentage of individual shareholders obtained to warrant moving forward with the transaction (which the Company anticipates to be approximately 80% of the GSLM shareholders),, the Company can provide no assurance that the Proposed Acquisition will be consummated.

         GSLM's audited financial statements for the years ended June 30, 2002 and 2003 are attached as Exhibit F. Proforma financial statements combining GSLM and Empire's operations have not been provided because the potential transaction with GSLM is expressly conditioned upon Empire having no ongoing operations. Accordingly, combined financial projections would not provide any useful or material information.


         Additionally, in compliance with reporting requirements for a company not subject to SEC reporting requirements, Exhibit G contains a brief description of the business done by GSLM, a statement regarding a lack of market price, and management's discussion and analysis of GSLM's operating results.

         The Company intends to raise additional capital to fund operations upon completion of any acquisition through the sale of the Company's equity. Accordingly with the number of shares outstanding, the issuance of new shares to an acquisition candidate, the anticipated offering of equity to raise capital, and the shares issuable upon exercise of outstanding stock options, the Company desires to decrease the number of shares issued and outstanding.

         The reverse stock split, if approved, would be effective upon Shareholder approval of the proposal to change the Company's domicile to Nevada pursuant to the Merger with Empire-Nevada which sets forth a 1 for 10 reverse upon the exchange of the Company shares for Empire-Nevada shares. The Board of Directors approved the 1 for 10 reverse stock split to be effective upon the approval of the Shareholders of the Merger to change the Company's domicile to Nevada. Voting for the 1 for 10 reverse split represents a de facto vote for the acquisition of GSLM; although, the Company cannot guaranty that the acquisition with GSLM will occur. No dissenters' rights are triggered by a de facto vote because under Nevada law, the shareholders are not required to vote on the proposed share exchange transaction with GSLM.

Vote Required

         The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to approve a 1 for 10 reverse stock split for the shares of the Company's common stock in conjunction with the re-domicile of the Company to Nevada pursuant to the Merger, and to allow the Company to pursue the acquisition of GSLM.

         The Board of Directors unanimously recommend that the Company's Shareholders vote "for" the proposal to approve a 1 for 10 reverse stock split for the shares of the Company's common stock in conjunction with the re-domicile of the Company to Nevada pursuant to the Merger, and to allow the Company to pursue the acquisition of GSLM.


                 APPROVAL OF THE CHANGE OF THE COMPANY'S NAME TO
                     EMPIRE ENERGY CORPORATION INTERNATIONAL
                                (Item 3 on Proxy)

         In July 2002, the Board of Directors of the Company formed a Nevada corporation named "Empire Energy Corporation International." The new entity was formed to re-domicile the Company in Nevada from Utah. At the time of the filing, the current name of the Company, Empire Energy Corporation, was not available within the State of Nevada; accordingly, the Board approved the name Empire Energy Corporation International. The Board of Directors approved the name change to be effective upon the approval of the Shareholders of the Merger to change the Company's domicile to Nevada.

Vote Required

         The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to approve a change of the Company's name to Empire Energy Corporation International in conjunction with the Merger.

         The Board of Directors unanimously recommends that the Company's Shareholders vote "for" the proposal to approve a change of the Company's name to Empire Energy Corporation International in conjunction with the Merger.


                   AUTHORIZE THE ARTICLES OF INCORPORATION TO
              PROVIDE FOR THE INCREASE OF THE NUMBER OF AUTHORIZED
                          COMMON SHARES TO 100 MILLION
                                (Item 4 on Proxy)

The Board of Directors has approved and recommends that the Shareholders approve an amendment to the Company's Articles of Incorporation (to be effected upon the re-domicile of the Company in Nevada to change its domicile) to increase the number of authorized shares of common stock from 50 million to 100 million. The Board recommends the increase in the number of authorized shares to allow the Company to raise additional capital through the sale of its shares and to pursue growth through acquisitions. As discussed in Item 2 above, the Company has entered into a non-binding letter of intent to potentially acquire up to 100% of the issued and outstanding shares of GSLM through a share exchange agreement (the "Proposed Acquisition"). As consideration for the Proposed Acquisition, the Company could issue up to a total 58.9 million shares of its common stock to current GSLM shareholders. The Company can provide no assurance that the Proposed Acquisition will be consummated. In the event the Proposed Acquisition cannot be consummated, the Company intends to pursue other viable acquisition candidates.


The Company also anticipates the need to raise additional capital to fund operations over the next several years upon the consummation of an acquisition transaction through the sale of the Company's equity securities. Accordingly with the number of shares outstanding, the issuance of new shares to an acquisition candidate, the anticipated offering of equity to raise capital to fund ongoing operation upon the completion of an acquisition, and the shares issuable upon exercise of outstanding stock options, the Company desires to increase the number of its authorized shares of capital stock from 50 million to 100 million.


The increase in the number of shares, if approved, would be effective upon Shareholder approval of the proposal to change the Company's domicile to Nevada pursuant to the Merger with Empire - Nevada. Empire - Nevada was formed with 100 million authorized shares of stock. The Board of Directors approved the increase in the authorized number of shares to be effective upon the approval of the Shareholders of the Merger to change the Company's domicile to Nevada.

Vote Required

         The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to increase the authorized shares from 50 million to 100 million in conjunction with the Merger.

         The Board of Directors unanimously recommend that the Company's Shareholders vote "for" the proposal to increase the authorized shares from 50 million to 100 million in conjunction with the Merger.


                 APPROVE THE STOCK OPTION PLAN FOR EMPIRE-NEVADA
                   AND INITIAL GRANTS ASSOCIATED WITH HONORING
            OPTIONS OUTSTANDING IN EMPIRE-NEVADA UPON THE RE-DOMICILE
                                (Item 5 on Proxy)

         In conjunction with the re-domicile of the Company from Utah to Nevada, the Board of Directors of the Company, conditionally upon the vote to approve the re-domicile and subject to shareholder approval, adopted the Empire-Nevada "Stock Plan" (the "Plan"), a copy of which is attached hereto as Exhibit D. The Plan, with the exception of the name and date approved, is identical to the Company's current "Stock Plan." The Company seeks to have the shareholders approve the plan to allow for the issuance of options currently outstanding, after giving effect to the 1 for 10 share reverse split under Item 2 herein, under the Company as domiciled in Utah.

         The Plan is intended to provide incentive to key employees and Directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and its subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Company. The Company has reserved 10,000,000 shares of Common Stock for issuance under the Plan. The Plan provides that incentive stock options ("Incentive Stock Options") may be granted to full-time employees (who may also be Directors) and non-statutory stock options ("Non-statutory Stock Options") may be granted to non-employee Directors and consultants from time to time on a discretionary basis by the Board or the Committee.

         The Plan provides for administration by the Board in compliance with Rule 16b-3, or by a Committee (the "Committee") appointed by the Board, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3, and which shall consist of not less than two members, each of whom has not participated in the Plan by way of receipt of any discretionary grant of an option (Incentive Stock Options and Non-statutory Stock Options are together hereinafter referred to as "Option" or "Options," unless the context otherwise requires), and who will not so participate while serving as a member of the Committee, and each of whom has not participated under any other plan or have received options of the Company during the year preceding adoption of the Plan by the shareholders (other than pursuant to a formula award grant under the Plan). A member of the Board or a Committee member shall in no event participate in any determination related to Options held by or to be granted on a discretionary basis to such Board or Committee member.

         The aggregate number of shares of the Company's authorized but unissued Common Stock which may be issued upon exercise of Options under the Plan may not exceed 10,000,000 shares. If any unexercised option, or any portion thereof, for any reason expires or is terminated, do not vest or are not delivered, the unexercised or unvested shares allocable to such Option may again be made subject to any Award. A list of the initial grants to be made to reflect the options currently outstanding in Empire-Utah, after effecting the 1 for 10 reverse stock split is attached to the Plan for approval.

Vote Required

         The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to approve the 2004 Stock Option Plan for Empire-Nevada and the initial grants thereunder in conjunction with the Merger.

         The Board of Directors unanimously recommends that the Company's Shareholders vote "for" the proposal to approve the 2004 Stock Option Plan for Empire-Nevada and the initial grants thereunder.

                       AUTHORIZE THE SALE OF SUBSIDIARIES
                                (Item 6 on Proxy)

         The Company has entered into an agreement subject to Shareholder approval, to sell all of the outstanding capital stock of Blue Mountain Resources, Inc. ("BMR") and Commonwealth Energy (USA) Inc. ("CWE"), wholly owned subsidiaries of the Company, P&S ("Subsidiary Sale"). The Company's Chairman of the Board, Norman L. Peterson, is the Trustee of P&S.


         Having entered into a letter of intent regarding the GSLM Acquisition, Empire wants to position itself to be able to comply with the terms and conditions necessary for moving forward with the GSLM Acquisition. These terms include selling the subsidiaries to avoid any further operational costs or liabilities staying with Empire after the GSLM operations are brought into the company.

Empire/P & S Transaction:

         Summary Terms of Potential Transaction with P & S (for more details see the Letter of Intent, attached as Exhibit E and information discussed below):

         o        Empire will sell to P & S its remaining subsidiaries.
         o P & S will agree to assume all assets and liabilities associated with the subsidiaries.
         o P & S will receive a warrant to purchase 500,000 Empire shares at $10 each.

         In conjunction with the potential GSLM transaction, as set forth above, Normal Peterson, the CEO, director of Empire, and a shareholder, suggested P & S, for which Mr. Peterson serves as trustee, purchase the subsidiaries to run their operations off. Not having any other viable options for selling the cash flow negative subsidiaries, Empire determined to sell the subsidiaries to P & S. Mr. Peterson abstained from voting on any issues associated with the Subsidiary Sale. The subsidiaries are currently too costly to run based upon the Company's present cash flow position, and they also have several pending lawsuits related to development costs. Both subsidiaries have conducted mining operations in the past, but are not presently actively mining. As part of the Subsidiary Sale, P & S will assume all assets and liabilities of the subsidiaries. The Board of Directors assessed the present state of the assets, the associated liabilities and lawsuits and considered the cash flow position of the Company and decided upon a value for the transaction. Empire's Board of Directors determined no other viable options were available to Empire because of the financial condition of the subsidiaries. Mr. Peterson abstained from voting on any issues associated with the Subsidiary Sale.

         The Board determined not to get an outside opinion as to the value of the subsidiaries because their cash flow position and prospects were so bleak that they didn't want to spend, nor did they think it a wise use of the Company's money, to have a third party value the subsidiaries. If a third-party opinion is required to view the Subsidiary Sale as an "arms-length" transaction, the transaction was not arms-length. Mr. Peterson believed it would serve the Company's best interests to have P & S assume the assets and liabilities of the Company to help position the Company for a potential merger. As a result of the Subsidiary Purchase, P & S will be receiving approximately $8,000 in assets and assuming $285,000 in liabilities and forgiving an additional $66,000 currently owed to P & S for advances to keep operations going.

         In conjunction with the Subsidiary Sale, P & S will receive a two-year warrant to acquire 500,000 shares of stock at a price of $10.00 per share. The warrant was valued $24,000 using the Black Scholes Method assuming a volatility of 92.35%, a discount rate of 4.5% and no dividend payments. This will be an expense to Empire and will still leave the company with no assets and no additional liabilities.

         Empire does not anticipate needing any regulatory approvals for the Subsidiary Sale and it has not obtained any reports, opinions or appraisals related to the Subsidiary Sale other than the current financial statements of Empire.

         No Empire or P & S officers, directors, or beneficial owners have entered into any transactions other than those discussed in this Proxy.

Select Financial Information:

------------------------------- ---------------------- ------------------------
       Item:                          Year Ended 2002     Year Ended June 2001
------------------------------- ---------------------- ------------------------
Operating Revenues                            $70,999                 $143,263
Continuing Operating (Loss)               ($9,004,179)              ($3,46,201)
Operating Loss per Share                        ($.41)                   ($.25)
Total Assets                                  $70,048               $8,900,343
Total Liabilities                            $743,388                 $814,821
Shares Outstanding                         21,790,636               15,702,983
Cash Dividends                                      0                        0
------------------------------- ---------------------- ------------------------

         Empire's financial information for the years ended in December 2002 and 2001 and for the first three quarters of 2003 are incorporated by reference from Empire's 10-KSB and 10-QSB previously filed with the SEC as outlined in "Miscellaneous and Other Matters" below.



         The Subsidiary Sale, a copy of which is attached hereto as Exhibit E, provides for the sale of the subsidiaries to be consummated on or about February 20, 2004, immediately following the change of domicile of the Company. At the closing of the Subsidiary Sale, all of the issued and outstanding BMR and CWE capital stock shall be acquired by P&S from the Company. P&S shall assume all of the ongoing operations, assets, liabilities, and continent liabilities of BMR and CWE, (collectively the "Business"). P&S shall be the sole party responsible for any liabilities and associated costs of the Business.

         Detailed information concerning the Subsidiary Sale are contained in the Purchase and Sale Agreement attached hereto as Exhibit E. All financial information regarding the subsidiaries to be sold are contained in the Company's 2002 10-KSB and 2003 10-QSBs incorporated in this filing by reference. Upon consummation of the Subsidiary Sale, no assets will remain in the Company in preparation to close the GSLM Acquisition.

Vote Required

         The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to approve the sale of all of the outstanding capital stock of Blue Mountain Resources, Inc. and Commonwealth Energy (USA) Inc., wholly owned subsidiaries of the Company, to P & S Investment Management, Inc.

         The Board of Directors unanimously recommend that the Company's Shareholders vote "for" the proposal to approve the sale of all of the outstanding capital stock of Blue Mountain Resources, Inc. and Commonwealth Energy (USA) Inc., wholly owned subsidiaries of the Company, to P&S Investment Management, Inc.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Shareholder proposals intended for inclusion in next year's annual proxy statement should be sent via certified mail-return receipt requested to John C. Garrison, Secretary, 7500 College Boulevard, Suite 507, Overland Park, Kansas 66210, and must be received by March 1, 2004. Submissions received by the Company after March 1, 2004 will be deemed untimely for inclusion in next year's annual proxy statement.

                         MISCELLANEOUS AND OTHER MATTERS

         Management knows of no matters to come before the Meeting other than those specified herein. If any other matter should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

         A copy of the Company's current Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto may be obtained by Shareholders without charge by writing to: Empire Energy Corporation, offices at 7500 College Boulevard, Suite 507, Overland Park, Kansas 66210. Shareholder may obtain copies of any exhibits to the Annual Report specifically listed in the Annual Report by written request to the Company accompanied by payment equal to the Company's cost to copy and send the requested exhibit. Our SEC filings are also available to the public on the Free Edgar website at "http://www.freeedgar.com" and at the website maintained by the SEC at "http://www.sec.gov."

         The SEC allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in, or incorporated by reference in, this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about the Company and its finances.

Empire SEC Filings Period
(File No. 1-10077)
--------------------------------------------------------------------------------
Annual Report on Form 10-KSB             Year ended December 31, 2002
Quarterly Report on Form 10-QSB/A        Quarter ended September 30, 2003
Quarterly Report on Form 10-QSB/A        Quarter ended June 30, 2003
Quarterly Report on Form 10-QSB/A        Quarter ended March 31, 2003
--------------------------------------------------------------------------------

If you are a Shareholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them by contacting the Company directly, or the SEC. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement. Shareholders may obtain documents incorporate by reference in this Proxy Statement by requesting them in writing, by e-mail, or by telephone from the appropriate party at the following address:

                            Empire Energy Corporation
                        7500 College Boulevard, Suite 507
                             Overland Park, KS 66210
                            Attn: Corporate Secretary
                            Telephone: (913) 469-5615

                            EMPIRE ENERGY CORPORATION

                 PROXY FORM FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 29, 2004


         The undersigned hereby constitutes and appoints John C. Garrison, his, her, or its true and lawful attorney, agent, and proxy of the undersigned, with full power of substitution, to vote with respect to all the shares of Common Stock of Empire Energy Corporation (the "Company") standing in the name of the undersigned at the close of business on February 23, 2004, at the Special Meeting of Shareholders to be held March 29, 2004, and at any and all adjournments and postponements thereof, to vote:


1. To (i) ratify the formation of a new Nevada corporation named Empire Energy Corporation International, and (ii) approve the re-domicile of the Company in Nevada pursuant to an Agreement and Plan of Merger by the Company with Empire Energy Corporation International ("Merger").

               [ ]  FOR               [ ]  AGAINST             [ ]  ABSTAIN

2. To approve a one share of the re-domiciled Nevada Company for 10 shares of the existing Utah entity (a "1 for 10 reverse stock split") in conjunction with the re-domicile of the Company to Nevada in conjunction with the Merger, and to allow the Company to pursue the acquisition of Great South Land Minerals, Ltd..

               [ ]  FOR               [ ]  AGAINST             [ ]  ABSTAIN

3. To approve a change of the Company's name to Empire Energy Corporation International in conjunction with the Merger.

               [ ]  FOR               [ ]  AGAINST             [ ]  ABSTAIN

4. To approve an increase in the authorized shares from 50 million to 100 million in conjunction with the Merger.

               [ ]  FOR               [ ]  AGAINST             [ ]  ABSTAIN

5. To approve Empire Energy Corporation International's 2003 Stock Option Plan upon re-domicile in Nevada, in the form that was previously approved for the Company, and the initial stock option grants representing an equivalent number of stock options that are outstanding in the Company's stock option plan as a Utah domiciled company giving effect to a 1 for 10 reverse stock split as set forth in Item 2 in conjunction with the Merger.

               [ ]  FOR               [ ]  AGAINST             [ ]  ABSTAIN

6. To approve the sale of all of the outstanding capital stock of Blue Mountain Resources, Inc. and Commonwealth Energy (USA) Inc., wholly owned subsidiaries of the Company, to P & S Investment Management, Inc.

               [ ]  FOR               [ ]  AGAINST             [ ]  ABSTAIN

         The shares represented by this Proxy will be voted in the manner directed herein by the undersigned Shareholder. If no directions to the contrary are made, this Proxy will be voted FOR each of Proposals 1, 2, 3, 4, 5, and 6.



DATED: _______________________, 2004      ______________________________________
                                                           (Signature)

                                          ______________________________________
                                          (Additional Signature if held jointly)

IMPORTANT: Please sign exactly as your name appears at the left. Each joint owner should sign. Executors, administrators, and trustees should give full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                  Please mark, sign, date, and return promptly.

      THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            EMPIRE ENERGY CORPORATION

                                    Exhibit A

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of January __, 2003, by and between Empire Energy Corporation, a Utah corporation ("UTAH"), and Empire Energy Corporation International, a Nevada corporation ("NEVADA"). UTAH and NEVADA are sometimes referred to as the "Constituent Corporations."

         The authorized capital stock of UTAH consists of Fifty Million (50,000,000) shares of Class A Common Stock, par value $.001 and Six Million Seven Hundred Fifty Thousand (6,750,000) shares of Class B Common Stock, par value $.0001. The authorized capital stock of NEVADA consists of One Hundred Million (100,000,000) shares of Common Stock, par value $.001 and Six Hundred and Seventy-Five Thousand (675,000) shares of Preferred Stock, par value $.0001.

         The directors of the Constituent Corporations deem it advisable and to the advantage of the corporations that UTAH merge into NEVADA upon the terms and conditions herein provided.

         Following the Merger (as defined below), the subsidiaries of UTAH shall be the subsidiaries of NEVADA.

         NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that UTAH shall merge into NEVADA on the following terms, conditions, and other provisions.

1. TERMS AND CONDITIONS

         1.1 Merger. UTAH shall be merged with and into NEVADA (the "Merger"), and NEVADA shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of the State of Nevada (the "Effective Date").

         1.2 Succession. On the Effective Date, NEVADA shall continue its corporate existence under the laws of the State of Nevada, and the separate existence and corporate organization of UTAH, except insofar as it may be continued by operation of law, shall be terminated and cease.

         1.3 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers, and franchises of both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties, and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers, and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers, and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and the shareholders, directors, and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it.

         1.4 Common Stock of UTAH and NEVADA. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each 10 shares of Common Stock of UTAH issued and outstanding immediately prior thereto shall be changed and converted into one fully-paid and nonassessable share of the Common Stock of NEVADA; and
(ii) each share of Common Stock of NEVADA issued and outstanding immediately prior thereto, if any, shall be canceled and returned to the status of authorized but unissued shares.

         1.5 Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of UTAH shall be deemed for all purposes to evidence ownership of and to represent shares of NEVADA into which the shares of UTAH represented by such certificates have been converted at one share of Common Stock of NEVADA for each 10 shares of UTAH as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of NEVADA evidenced by such outstanding certificate as above provided.

         1.6 Warrants of UTAH and NEVADA. On and after the Effective Date, all of the outstanding Warrants which prior to that time represented warrants of UTAH shall become Warrants to purchase one share of Common Stock of NEVADA for each 10 shares of UTAH, with no other changes in the terms and conditions of such Warrants and shall be so registered on the books and records of the Surviving Corporation or its transfer agents.

         1.7 Options. On the Effective Date, the Surviving Corporation will assume and continue all of UTAH's stock option plans in existence on the Effective Date, including but not limited to the Empire Energy Corporation 1999 Plan, and the outstanding and unexercised portions of all other options to purchase Common Stock of UTAH, including without limitation all options outstanding under such stock option plans and any other outstanding options, shall become options to purchase one share of Common Stock of NEVADA for each 10 shares of UTAH, with no other changes in the terms and conditions of such options. Effective on the Effective Date, NEVADA hereby assumes the outstanding and unexercised portions of such options and the obligations of UTAH with respect thereto.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 Certificate of Incorporation and Bylaws. The Certificate of Incorporation and Bylaws of NEVADA in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

         2.2 Directors. The directors of UTAH immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successor are elected and qualified.

         2.3 Officers. The officers of UTAH immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3. MISCELLANEOUS

         3.1 Further Assurances. From time to time and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of UTAH such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of UTAH and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of UTAH or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         In the event that the merger of UTAH with and into NEVADA shall have been fully authorized in accordance with the provisions of the Utah Revised Business Corporation Act and in accordance with the provisions of the Nevada Revised Statutes, UTAH and NEVADA hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Utah and of the State of Nevada, and that they will cause to be performed all necessary acts therein and elsewhere the merger.

         3.2 Amendment. At any time before or after approval by the shareholders of UTAH, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of UTAH, the principal terms may not be amended without further approval of the shareholders of UTAH) as may be determined in the judgment of the respective Boards of Directors of NEVADA and UTAH to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

         3.3 Conditions to Merger. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

                  (a) the Merger shall have been approved by the shareholders of UTAH in accordance with applicable provisions of the Utah Revised Business Corporation Act; and

                  (b) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of UTAH to be material to consummation of the Merger shall have been obtained.

         3.4 Abandonment or Deferral. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either UTAH or NEVADA, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of UTAH and NEVADA, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that UTAH shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

         3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of UTAH as of ______________________, 2003 and the Board of Directors of NEVADA as of ____________________, 2003, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                                        EMPIRE ENERGY CORPORATION,
                                        a Utah corporation


                                        By _______________________________
                                        Its ______________________________
ATTEST:
__________________________________
Secretary



                                        EMPIRE ENERGY CORPORATION INTERNATIONAL, a Nevada corporation


                                        By _______________________________
                                        Its ______________________________
ATTEST:
__________________________________
Secretary

                                    Exhibit B

                           CERTIFICATE OF INCORPORATOR
                                       OF
                     EMPIRE ENERGY CORPORATION INTERNATIONAL
                             (a Nevada corporation)

         I, BRYAN S. FERGUSON, the undersigned, do hereby certify:

         1. That I am the sole incorporator of EMPIRE ENERGY CORPORATION INTERNATIONAL, a Nevada corporation;

         2. That the Corporation was incorporated on August 26, 2002 pursuant to the Nevada Revised Statutes ("NRS");

         3. That pursuant to NRS Section 78.380, the attached Amended and Restated Articles of Incorporation restate and integrate and further amend the provisions of the Articles of Incorporation of the Corporation which has not as of the date of this amendment issued any capital stock;

         4. That the attached Amended and Restated Articles of Incorporation have been approved and adopted by the sole incorporator of the Corporation, Bryan S. Ferguson; and

         5. That the text of the attached Amended and Restated Articles of the Corporation has been amended and restated in its entirety.

         IN WITNESS WHEREOF, I have hereunder subscribed my name this ____ day of January 2003.


                                         EMPIRE ENERGY CORPORATION INTERNATIONAL



                                         By:
                                            ------------------------------------
                                            Bryan S. Ferguson, Sole Incorporator

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                     EMPIRE ENERGY CORPORATION INTERNATIONAL


         Empire Energy Corporation International (the "Corporation"), a corporation organized and existing under the laws of the State of Nevada, hereby amends and restates its Articles of Incorporation filed with the Nevada Secretary of State on August 26, 2002 and hereby certifies as follows:

                                    ARTICLE I
                                      NAME

         The name of the corporation is Empire Energy Corporation International.

                                   ARTICLE II
                                    DURATION

         The duration of this corporation is perpetual.

                                   ARTICLE III
                     REGISTERED OFFICE AND REGISTERED AGENT

         The address of the Corporation's registered office is the State of Nevada is 3230 East Flamingo Road, Suite 156, Las Vegas, Nevada 89121. The name of the registered agent of the Corporation is Gateway Enterprises, Inc.

                                   ARTICLE IV
                                     PURPOSE

         The purpose of this Corporation is to engage in and carry on any lawful business or trade and exercise all powers granted to a corporation formed under the Revised Statutes of the State of Nevada, including any amendments thereto or successor statute that may hereinafter be enacted.

                                    ARTICLE V
                                AUTHORIZED SHARES

         The Corporation is authorized to issue two classes of stock to be designated, respectively, "Class A Common Stock," $0.001 par value and "Class B Redeemable Voting Common Stock," $0.0001 par value. The total number of shares of Class A Common Stock that the Corporation is authorized to issue is 99,000,000 shares. The total number of shares of Class B Redeemable Voting Common Stock that the Corporation is authorized to issue is 1,000,000 shares.

                                   ARTICLE VI
                                  COMMON STOCK

         The special rights of Class A Common Stock and the Class B Redeemable Common Stock or the holders thereof are as follows:

General

         Except as otherwise required by the NRS or as otherwise provided in these Amended Articles of Incorporation, each share of Class A Common Stock and Class B Redeemable Common Stock shall have identical rights, preferences, privileges and restrictions, including rights in liquidation. Each provision of this Article VI shall be severable and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

Voting

         The holders of the Class A Common Stock and Class B Redeemable Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meeting). With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Class A Common Stock and Class B Redeemable Common Stock shall have voted together without regard to class. There shall be no cumulative voting.

Changes in Authorized Number

         The number of authorized shares of Class A Common Stock and Class B Redeemable Common Stock may be increased or decreased subject to the Corporation's legal commitments at any time and from time to time to issue them, by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.

Pre-emptive Rights

         Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this Corporation and cumulative voting is denied.

Dividends

         No dividends shall be paid on the Class B Redeemable Common Stock.

Liquidation

         The Class B Redeemable Common Stock shall not be entitled to receive any assets of the Corporation upon the dissolution or liquidation of the Corporation except their par value.

Mandatory Redemption of Class B Redeemable Common Stock

         Upon the issuance of any shares of Class A Common Stock to a holder of Class B Redeemable Common Stock in connection with the conversion (the "Conversion Event") by such holder of any Series A Exchangeable Shares, no par value per share, of Empire Exchangeco Ltd., a corporation existing under the federal laws of Canada ("Empire Exchangeco") ("Empire Exchangeco Series A Exchangeable Shares"), such holder's shares of Class B Redeemable Common Stock shall be automatically redeemed, out of funds legally available therefore, by the Corporation for par value. The number of shares of Class B Redeemable Common Stock redeemed shall be equal to that number of shares of Class A Common Stock issued to the holder upon the Conversion Event. Upon a Conversion Event, the Class B Redeemable Common Stock held by the stockholder participating in the Conversion Event shall only represent the right to receive par value for each Class B Redeemable Common Stock share from the Corporation and all others rights of the Class B Redeemable Common Stock shall be automatically extinguished. Further, upon a Conversion Event, the Corporation shall have no obligation to issue shares of Class A Common Stock to any holder converting Empire Exchangeco

Series A Exchangeable Shares until the holder surrenders (or constructively surrenders, as the case may be, if the certificate or certificates for such shares are being held for such holder by Empire Exchangeco, or if Empire Exchangeco has not yet issued and delivered such certificate or certificates to the holder) the certificates, duly endorsed, at the office of the Corporation or of any transfer agent for the equal number shares of Class B Redeemable Common Stock for redemption by the Corporation or such holder provides the Corporation with a lost certificate affidavit, in a form acceptable to the Corporation. Such redemption shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class B Redeemable Common Stock to be redeemed. Nothing in this Part 5 shall require the redemption of a holder's Class B Redeemable Common Stock upon the issuance of Class A Common Stock to such holder separate from a Conversion Event.

                                   ARTICLE VII
                            TRANSFER OF STOCK PAIRING

         Subject to the restrictions on transfer of stock described in the Corporation's Bylaws, as amended from time to time, upon surrender to any transfer agent of the Corporation of a certificate of shares of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Until the limitations on transfer set forth in the Support Agreement (the "Support Agreement"), dated as of the Effective Date of the Merger transaction (by and between the Corporation and Commonwealth Energy Corporation), by and between the Corporation and Empire Exchangeco, which may be amended from time to time in accordance with the provisions thereof, shall be terminated:

         All shares of Class B Redeemable Common Stock that are paired pursuant to the Support Agreement with the Empire Exchangeco Series A Exchangeable Shares shall not be transferable, and shall not be transferred on the stock transfer books of the Corporation, unless (i) a simultaneous transfer of Empire Exchangeco Series A Exchangeable Shares is made by the same transferor to the same transferee for the same number of shares or (ii) arrangements have been made with Empire Exchangeco for the acquisition by the transferee of a like number of Empire Exchangeco Series A Exchangeable Shares and such shares are paired with the Class B Redeemable Common Stock. Any purported transfer of Class B Redeemable Common Stock in violation of this Article VI shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Class B Redeemable Common Stock.

         Each certificate evidencing ownership of shares of Class B Redeemable Common Stock of the Corporation that are paired pursuant to the Support Agreement and issued and not cancelled prior to the effectiveness of the Support Agreement shall be deemed to evidence a like number of Empire Exchangeco Series A Exchangeable Shares.

         A legend shall be placed on the face of each certificate evidencing ownership of shares of Class B Redeemable Common Stock referring to the restrictions on transfer set forth herein.

         A copy of the Support Agreement shall be made available to the stockholders upon request, without charge.

         Nothing in this Article VII shall prohibit the redemption of the Class B Redeemable Common Stock, as provided for by Article VI hereof, upon the conversion of the Empire Exchangeco Series A Exchangeable Shares into Class A Common Stock.

                                  ARTICLE VIII
                               PERPETUAL EXISTENCE

         The Corporation shall have perpetual duration.

                                   ARTICLE IX
                                    DIRECTORS

         The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. Elections of Directors need not be by written ballot.

                                    ARTICLE X
                              AMENDMENTS TO BYLAWS

         In furtherance, and not in limitation, of the powers conferred by statute, the Board of Directors is expressly authorized to make, amend, alter, change, add to or repeal Bylaws of the Corporation, without any action on the part of the stockholders. The Bylaws may be amended, altered, changed, added to or repealed by the stockholders. Any specific provision in the Bylaws regarding amendment thereof shall be controlling.

                                   ARTICLE XI
                      LIMITATION ON LIABILITY OF DIRECTORS

         A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director; provided, however, that this Article XI shall not eliminate or limit the liability of a Director (a) for any breach of the Director's duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (c) for the unlawful payment of dividends or unlawful stock repurchases under NRS Section 78.300; or (d) for any transaction from which the Director derived an improper personal benefit. This Article XI shall not eliminate or limit the liability of a Director for any act or omission occurring prior to the effective date of this Part.

         If the NRS are hereafter amended to authorize any further limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS.

         Any repeal or modification of the foregoing provisions of this Article XI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE XII
                          INDEMNIFICATION OF DIRECTORS

         The Corporation shall indemnify, to the fullest extent authorized or permitted by law as now enacted or hereafter amended, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a Director or Officer of the Corporation or by reason of the fact that such person, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, as a Director or Officer.

         The Corporation shall, to the fullest extent authorized or permitted by law as now enacted or hereafter amended, pay the expenses (including attorneys' fees) incurred by persons identified in the preceding paragraph of this Article XII in defending such action, suit or proceeding in advance of the final disposition of such action, suit or proceeding.

         The rights conferred on any person pursuant to this Article XII shall not be exclusive of any other rights that such person may have or hereafter acquire under any statutes, bylaws, agreement, vote of stockholders or disinterested Directors, or otherwise.

         The Board of Directors may authorize the purchase and maintenance of insurance for the purpose of such indemnification or other rights granted pursuant to this Article XII, against expense, liability or loss, whether or not the Corporation would have the power to indemnify such persons against such expense, liability or loss under the NRS, as now enacted or hereafter amended.

         The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director, Officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                  ARTICLE XIII
               COMMON DIRECTORS-TRANSACTIONS BETWEEN CORPORATIONS

         No contract or other transaction between this corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested, shall be either void or voidable because of such relation or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies this contract or transaction by vote or consent sufficient for the purpose without counting the votes or consent sufficient for the purpose without counting the votes or consents of such interested directors; or (b) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable to the corporation.

         Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves or ratifies such contractor transaction.

                                   ARTICLE XIV
                    GOVERNANCE BY THE NEVADA REVISED STATUTES

         This Corporation shall be entitled to take advantage of any and all provisions of the NRS which was effective on the date of incorporation, including the right to take action by written consent of fewer than all of the stockholders of the Corporation, provided that any action taken by such written consent is approved by the same percentage of stockholders of each voting group as would be required by such Act.

                                   ARTICLE XV
                              STOCKHOLDER MEETINGS

         Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless a stockholder demands election by written ballot at the meeting and before voting begins or unless the Bylaws of the Corporation shall so provide.

         IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be signed by Bryan S. Ferguson, its sole incorporator, this __ day of January 2003.




                                           -------------------------------------
                                           BRYAN S. FERGUSON, Sole Incorporator
                                           8119 Legler Road
                                           Lenexa, Kansas 66219

                                    Exhibit C

                                     BYLAWS
                                       OF
                     EMPIRE ENERGY CORPORATION INTERNATIONAL

                                    ARTICLE I
                                     OFFICES

         Section 1.01 Location of Offices. The corporation may maintain such offices within or without the State of Nevada as the Board of Directors may from time to time designate or require.

         Section 1.02 Principal Office. The address of the principal office of the corporation shall be at the address of the registered office of the corporation as so designated in the office of the Lieutenant Governor/Secretary of State of the state of incorporation, or at such other address as the Board of Directors from time to time determine.

                                   ARTICLE II
                                  SHAREHOLDERS

         Section 2.01 Annual Meeting. The annual meeting of the shareholders shall be held in May of each year or at such other time designated by the Board of Directors and as is provided for in the notice of the meeting, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated for the annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

         Section 2.02 Special Meetings. Special meetings of the shareholders may be called at any time by the chairman of the board, the president, or by the Board of Directors, or in their absence or disability, by any vice president, and shall be called by the president or, in his or her absence or disability, by a vice president, and shall be called by the president or, in his or her absence or disability, by a vice president or by the secretary on the written request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting, such written request to state the purpose or purposes of the meeting and to be delivered to the president, each vice president, or secretary. In case of failure to call such meeting within 60 days after such request, such shareholder or shareholders may call the same.

         Section 2.03 Place of Meetings. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the state of incorporation, as the place of the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be at the principal office of the corporation.

         Section 2.04 Notice of Meetings. The secretary or assistant secretary, if any, shall cause notice of the time, place and purpose or purposes of all meetings of the shareholders (whether annual or special), to be mailed at least ten days, but not more than sixty (60) days, prior to the meeting, to each shareholder of record entitled to vote.

         Section 2.05 Wavier of Notice. Any shareholder may waive notice of any meeting of shareholders (however called or noticed, whether or not called or noticed and whether before, during, or after the meeting), by signing a written waiver of notice or a consent to the holding of such meeting, or an approval of the minutes thereof. Attendance at a meeting, in person or by proxy, shall constitute waiver of all defects of call or notice regardless of whether waiver, consent, or approval is signed or any objections are made. All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.

         Section 2.06 Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any annual meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the share books shall be closed, for the purpose of determining shareholders entitled to notice of or to vote at such meeting, but not for a period exceeding fifty (50) days. If the share books are closed for the purpose of determining shareholders entitled to notice of or to vote at such meeting, such books shall be closed for a least ten (10) days immediately preceding such meeting.

         In lieu of closing the share books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share books are not closed and not record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting or to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made a provided in this Section, such determination shall apply to any adjournment thereof. Failure to comply with this Section shall not affect the validity of any action taken at a meeting of shareholders.

         Section 2.07 Voting Lists. The officer or agent of the corporation having charge of the share books for shares of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of, and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder during the whole time of the meeting. The original share books shall be prima facia evidence as to the shareholders who are entitled to examine such list or transfer books, or to vote at any meeting of the shareholders.

         Section 2.08 Quorum. One-half of the total voting power of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. If a quorum is present, the affirmative vote of the majority of the voting power represented by shares at the meeting and entitled to vote on the subject shall constitute action by the shareholders, unless the vote of a greater number of voting by classes is required by the laws of the state of incorporation of the corporation or the Articles of Incorporation. If less than one-half of the outstanding voting power is represented at a meeting, a majority of the voting power represented by the shares so present may adjourn the meeting, a majority of the voting power represented by shares so present may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

         Section 2.09 Voting of Shares. Each outstanding share of the corporation entitled to vote shall be entitled to one vote on each matter submitted to vote at a meeting of the shareholders, except to the extent that the voting rights of the shares of any class or series of stock are determined and specified as greater or lesser than one vote per share in the manner provided by the Articles of Incorporation.

         Section 2.10 Proxies. At each meeting of the shareholders, each shareholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the registered holder or holders of such shares, as the case may be, as shown on the share books of the corporation, or by his or her or its attorney thereunto duly authorized in writing. Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the secretary of the corporation or to such other officer or person who may, in the absence of the secretary, be acting as secretary of the meeting. In the event that, any such instrument shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or if only one be present, that one shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument on all persons so designated. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held and the persons who shares are pledged shall be entitled to vote, unless in the transfer by the pledge or on the books of the corporation he or she shall have expressly empowered the pledgee to vote thereon, in which case the pledgee, or his or her or its proxy, may represent such shares and vote thereon.

         Section 2.11 Written Consent to Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                                   ARTICLE III
                                    DIRECTORS

         Section 3.01 General Powers. The property, affairs, and business of the corporation shall be managed by its Board of Directors. The Board of Directors may exercise all the powers of the corporation whether derived from law or the Articles of Incorporation, except such powers as are by statute, by the Articles of Incorporation or by these Bylaws, vested solely in the shareholders of the corporation.

         Section 3.02 Number, Term, and Qualifications. The Board of Directors shall consist of three to nine persons. Increases and decreases to said number may be made, within the numbers authorized by the Articles of Incorporation, as the Board of Directors shall from time to time determine by amendment to these Bylaws. An increase or a decrease in the number of the members of the Board of Directors may also be had upon amendment to these Bylaws by a majority vote of all of the shareholders, and the number of directors to be so increased or decreased shall be fixed upon a majority vote of all of the shareholders of the corporation. Each director shall hold office until the next annual meeting of shareholders of the corporation and until his or her successor shall have been elected and shall have qualified. Directors need not be residents of the state of incorporation or shareholders of the corporation.

         Section 3.03 Classification of Directors. In lieu of electing the entire number of directors annually, the Board of Directors may provide that the directors be divided into either two or three classes, each class to be as nearly equal in number as possible, the term of office of the directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class, if any, to expire at the third annual meeting after their election. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there be two classes, or until the third succeeding annual meeting, if there be three classes.

         Section 3.04 Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately following, and at the same place as the annual meeting of shareholders. The Board of Directors may provide by resolution the time and place, either within or without the state of incorporation, for the holding of additional regular meetings without other notice than such resolution.

         Section 3.05 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the president, vice president, or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either thin or without the state of incorporation, as the place for holding any special meeting of the Board of Directors called by them.

         Section 3.06 Meetings by Telephone Conference Call. Members of the Board of Directors may participate in a meeting of the Board of Directors or a committee of the Board of Directors by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this Section shall constitute present in person at such meeting.

         Section 3.07 Notice. Notice of any special meeting shall be given at least ten (10) days prior thereto by written notice delivered personally or mailed to each director at his or her regular business address or residence, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.08 Quorum. A majority of the number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

         Section 3.09 Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, and the individual directors shall have no power as such.

         Section 3.10 Vacancies and Newly-Created Directorship. If any vacancies shall occur in the Board of Directors by reason of death, resignation or otherwise, or if the number of directors shall be increased, the directors then in office shall continue to act and such vacancies or newly-created directorships shall be filled by a vote of the directors then in office, though less than a quorum, in any way approved by the meeting. Any directorship to be filled by reason of removal of one or more directors by the shareholders may be filled by election by the shareholders at the meeting at which the director or directors are removed.

         Section 3.11 Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         Section 3.12 Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting, unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         Section 3.13 Resignations. A director may resign at any time by delivering a written resignation to either the president, a vice president, the secretary, or assistant secretary, if any. The resignation shall become effective on its acceptance by the Board of Directors; provided, that if the Board has not acted thereon within ten (10) days from the date presented, the resignation shall be deemed accepted.

         Section 3.14 Written Consent to Action by Directors. Any action required to be taken at a meeting of the directors of the corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee.

         Section 3.15 Removal. At a meeting expressly called for that purpose, one or more directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors.

                                   ARTICLE IV
                                    OFFICERS

         Section 4.01 Number. The officers of the corporation shall be a president, one or more vice presidents, as shall be determined by resolution of the Board of Directors, a secretary, a treasurer, and such other officers as may be appointed by the Board of Directors. The Board of Directors may elect, but shall not be required to elect, a chairman of the board and the Board of Directors may appoint a general manager.

         Section 4.02 Election, Term of Office, and Qualifications. The officers shall be chosen by the Board of Directors annually at its annual meeting. In the event of failure to choose officers at an annual meeting of the Board of Directors, officers may be chosen at any regular or special meeting of the Board of Directors, officers may be chosen at any regular or special meeting of the Board of Directors. Each such officer (whether chosen at an annual meeting of the Board of Directors to fill a vacancy or otherwise) shall hold his or her office until the next ensuing annual meeting of the Board of Directors an until his or her successor shall have been chosen and qualified, or until his or her death, or until his or her resignation or removal in the manner provided in these Bylaws. Any one person may hold any two or more of such offices, except that the president shall not also be the secretary. No person holding two or more offices shall act in or execute any instrument in the capacity of more than one office. No other officer need be a director.

         Section 4.03 Subordinate Officers, Etc. The Board of Directors from time to time may appoint such other officer or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority, and perform such duties as the Board of Directors from time to time may determine. The Board of Directors from time to time may delegate to any officer or agent the power to appoint any such subordinate officer or agents and to prescribe their respective titles, terms of office, authorities, and duties. Subordinate officers need not be shareholders or directors.

         Section 4.04 Resignations. Any officer may resign at any time by delivering a written resignation to the Board of Directors, the president, or the secretary. Unless otherwise specified therein, such resignation shall take effect on delivery.

         Section 4.05 Removal. Any officer may be removed from office at any special meeting of the Board of Directors called for that purpose or at a regular meeting, by vote of a majority of the directors, with or without cause. Any officer or agent appointed in accordance with the provisions of Section 4.03 hereof may also be removed, either with or without cause, by any officer on whom such power of removal shall have been conferred by the Board of Directors.

         Section 4.06 Vacancies and Newly-Created Offices. If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause, or if a new office shall be created, then such vacancies or new created offices may be filled by the Board of Directors at any regular or special meeting.

         Section 4.07 The Chairman of the Board. The Chairman of the Board, if there be such an officer, shall have the following powers and duties:

                  (a) He or she shall preside at all shareholders' meetings;

                  (b) He or she shall preside at all meetings of the Board of Directors; and

                  (c) He or she shall be a member of the executive committee, if any.

         Section 4.08 The President. The president shall have the following powers and duties:

                  (a) If no general manager has been appointed, he or she shall be the chief executive officer of the corporation, and, subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees, and agents;

                  (b) If no chairman of the board has been chosen, or if such officer is absent or disabled, he or she shall preside at meetings of the shareholders and Board of Directors;

                  (c) He or she shall be a member of the executive committee, if any;

                  (d) He or she shall be empowered to sign certificates representing shares of the corporation, the issuance of which shall have been authorized by the Board of Directors; and

                  (e) He or she shall have all power and shall perform all duties normally incident to the office of a president of a corporation, and shall exercise such other powers and perform such other duties as from time to time may be assigned to him or her by the Board of Directors.

         Section 4.09 The Vice Presidents. The Board of Directors may, from time to time, designate and elect one or more vice presidents, one of whom may be designated to serve as executive vice president. Each vice president shall have such powers and perform such duties as from time to time may be assigned to him or her by the Board of Directors or the president. At the request or in the absence or disability of the president, the executive vice president or, in the absence or disability of the executive vice president, the vice president designated by the Board of Directors or (in the absence of such designation by the Board of Directors) by the president, the senior vice president, may perform all the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the president.

         Section 4.10 The Secretary. The secretary shall have the following powers and duties:

                  (a) He or she shall keep or cause to be kept a record of all of the proceedings of the meetings of the shareholders and the Board of Directors in books provided for that purpose;

                  (b) He or she shall cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by statute;

                  (c) He or she shall be the custodian of the records and of the seal of the corporation, and shall cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed, he or she may attest the same;

                  (d) He or she shall assume that the books, reports, statements, certificates, and other documents and records required by statute are property kept and filed;

                  (e) He or she shall have charge of the share books of the corporation and cause the share books to be kept in such manner as to show at any time the amount of shares of the corporation of each class issued and outstanding, the manner in which an the time when such stock was paid for, the names alphabetically arranged and the addresses of the holders of record thereof, the number of shares held by each holder and time when each became such holder of record; and he or she shall exhibit at all times to any director, upon application, the original or duplicate share register. He or she shall cause the share book referred to in Section 6.04 hereof to be help and exhibited at the principal office of the corporation, or at such other pace as the Board of Directors shall determine, in the manner and for the purposes provided in such Section;

                  (f) He or she shall be empowered to sign certificates representing shares of the corporation, the issuance of which shall have been authorized by the Board of Directors; and

                  (g) He or she shall perform in general all duties incident to the office of secretary and such other duties as are given to him or her by the Bylaws or as from time to time may be assigned to him or him by the Board of Directors or the president.

         Section 4.11 The Treasurer. The treasurer shall have the following powers and duties:

                  (a) He or she shall have charge and supervision over and be responsible for the monies, securities, receipts, and disbursements of the corporation;

                  (b) He or she shall cause the monies and other valuable effects of the corporation to be deposited in the name and to the credit of the corporation in such banks or trust companies or with such banks or other depositories as shall be selected in accordance with Section 5.03 hereof;

                  (c) he or she shall cause the monies of the corporation to be disbursed by checks or drafts (signed as provided in Section 5.04 hereof) drawn on the authorized depositories of the corporation, and cause to be taken and preserved property vouchers for all monies disbursed;

                  (d) He or she shall render to the Board of Directors or the president, whenever requested, a statement of the financial condition of the corporation and of all of the transactions as treasurer, and render a full financial report at the annual meeting of the shareholders, if called upon to do so;

                  (e) He or she shall cause to be kept correct books of account of all the business and transactions of the corporation and exhibit such books to any director on request during business hours;

                  (f) He or she shall be empowered from time to time to require from all officers or agents of the corporation reports or statements given such information as he or she may desire with respect to any and all financial transactions of the corporation; and

                  (g) He or she shall perform in general all duties incident to the office of treasurer and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the board of Directors or the president.

         Section 4.12 General Manager. The Board of Directors may employ and appoint a general manager who may, or may not, be one of the officers or directors of the corporation. The general manager, if any shall have the following powers and duties:

                  (a) He or she shall be the chief executive officer of the corporation and, subject to the directions of the Board of Directors, shall have general charge of the business affairs and property of the corporation and general supervision over its officers, employees, and agents:

                  (b) He or she shall be charged with the exclusive management of the business of the corporation and all of its dealings, but at all times subject to the control of the Board of Directors;

                  (c) Subject to the approval of the Board of Directors or the executive committee, if any, he or she shall employ all employees of the corporation, or delegate such employment to subordinate officers, and shall have authority to discharge any person so employed; and

                  (d) He or she shall make a report to the president and directors as often as required, setting forth the results of the operations under his or her charge, together with suggestions looking toward improvement and betterment of the condition of the corporation, and shall perform such other duties as the Board of Directors may require.

         Section 4.13 Salaries. The salaries and other compensation of the officers of the corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of
Section 4.03 hereof. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he or she is also a director of the corporation.

         Section 4.14 Surety Bonds. In case the Board of Directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sums and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his or her duties to the corporation, including responsibility for negligence and for the accounting of all property, monies, or securities of the corporation which may come into his or her hands.

                                    ARTICLE V
                  EXECUTION OF INSTRUMENTS, BORROWING OF MONEY,
                         AND DEPOSIT OF CORPORATE FUNDS

         Section 5.01 Execution of Instruments. Subject to any limitation contained in the Articles of Incorporation or these Bylaws, the president or any vice president or the general manager, if any, may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the Board of Directors. The Board of Directors may, subject to any limitation contained in the Articles of Incorporation or in these Bylaws, authorize in writing any officer or agent to execute and deliver any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.

         Section 5.02 Loans. No loans or advances shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advanced, indebtedness, or liability of the corporation, unless and except as authorized by the Board of Directors. Any such authorization may be general or confined to specific instances.

         Section 5.03 Deposits. All monies of the corporation not otherwise employed shall be deposited form time to time to its credit in such banks and or trust companies or with such bankers or other depositories as the Board of Directors may select, or as from time to time may be selected by any officer or agent authorized to do so by the Board of Directors.

         Section 5.04 Checks, Drafts, Etc. All notes, drafts, acceptances, checks, endorsements, and, subject to the provisions of these Bylaws, evidences of indebtedness of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the Board of Directors from time to time may determine.

         Section 5.05 Bonds and Debentures. Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the president or a vice president and by the secretary and sealed with the seal of the corporation. The seal may be a facsimile, engraved or printed. Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the corporation's officers named thereon may be a facsimile. In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, should cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as through the person who signed it or whose facsimile signatures has been used thereon had not ceased to be such officer.

         Section 5.06 Sale, Transfer, Etc., of Securities. Sales, transfers, endorsements, and assignments of stocks, bonds, and other securities owned by or standing in the name of the corporation, and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the president, or by any vice president, together with the secretary, or by an officer or agent thereunto authorized by the Board of Directors.

         Section 5.07 Proxies. Proxies to vote with respect to shares of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the president or any vice president and the secretary or assistant secretary of the corporation, or by any officer or agent thereunder authorized by the Board of Directors.

                                   ARTICLE VI
                                 CAPITAL SHARES

         Section 6.01 Shares Certificates. Every holder of shares in the corporation shall be entitled to have a certificate, signed by the president or any vice president and the secretary or assistant secretary, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation, certifying the number and kind, class or series of shares owned by him or her in the corporation; provided, however, that where such a certificate is countersigned by (a) a transfer agent or an assistant transfer agent, or (b) registered by a registrar, the signature of any such president, vice president, secretary, or assistant secretary may be a facsimile. In case any officer who shall have signed, or show facsimile signature or signatures shall have been used on any such certificate, shall cease to be such officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it, or show facsimile signature or signatures shall have been used thereon, has not ceased to be such officer. Certificates representing shares of the corporation shall be in such forms as provided by the statutes of the state of incorporation. There shall be entered on the share books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the shares represented thereby, the number and kind, class or series of such shares, and the date of issuance thereof. Every certificate exchanged or returned to the corporation shall be marked "Canceled" with the date of cancellation.

         Section 6.02 Transfer of Shares. Transfers of shares of the corporation shall be made on the books of the corporation by the holder of record thereof, or by his or her attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the secretary of the corporation or any of its transfer agents, and upon surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments of transfer, representing such shares. Except as provided by law, the corporation and transfer agents and registrars, if any, shall be entitled to treat the holder of record of any stock as the absolute owner thereof for all purposes, and accordingly, shall not be bound to recognize any legal, equitable, or other claims to or interest in such shares on the part of any other person whether or not it or they shall have express or other notice thereof.

         Section 6.03 Regulations. Subject to the provisions of this Article VI and of the Articles of Incorporation, the Board of Directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for shares of the corporation.

         Section 6.04 Maintenance of Stock Ledger at Principal Place of Business. A share book (or books where more than one kind, class, or series of stock is outstanding) shall be kept at the principal place of business of the corporation, or at such other place as the Board of Directors shall determine, containing the names, alphabetically arranged, of original shareholders of the corporation, their address, their interest, the amount paid on their shares, and all transfers thereof and the number and class of shares held by each. Such share books shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same.

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         Section 6.05 Transfer Agents and Registrars. The Board of Directors may
appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of the corporation, and may require all such certificates to bear the signature of either or both. The Board of Directors may from time to time define the respective duties of such transfer agents and registrars. No certificate for shares shall be valid until countersigned by a transfer agent, if at the date appearing thereon the corporation had a transfer agent for such shares, and until registered by a registrar, if at such date the corporation had a registrar for such shares.

         Section 6.06  Closing of Share Books and Fixing of Record Date.

                  (a) The Board of Directors shall have power to close the share books of the corporation for a period of not to exceed fifty (50) days preceding the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or capital shares shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose.

                  (b) In lieu of closing the share books as aforesaid, the Board of Directors may fix in advance a date, not exceeding fifty (50) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

                  (c) If the share books shall be closed or a record date set for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for, or such record date shall be, at least ten (10) days immediately preceding such meeting.

         Section 6.07 Lost or Destroyed Certificates. The corporation may issue a new certificate for shares of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate or his or her legal representatives, to give the corporation a bond in such form and amount as the Board of Directors may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper to do so.

         Section 6.08 No Limitation on Voting Rights; Limitation on Dissenter's Rights. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the corporation elects not to be governed by the provisions of any statute that (i) limits, restricts, modifies, suspends, terminates, or otherwise affects the rights of any shareholder to cast

                                       12
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one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the corporation or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the corporation issued and outstanding, or (ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the corporation. In particular, to the extent permitted under the laws of the state of incorporation, the corporation elects not to be governed by any such provision, including the provisions of the Nevada Revised Statutes, or any statute of similar effect or tenor.

                                   ARTICLE VII
                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

         Section 7.01 How Constituted. The Board of Directors may designate an executive committee and such other committees as the Board of Directors may deem appropriate, each of which committees shall consist of two or more directors. Members of the executive committee and of any such other committees shall be designated annually at the annual meeting of the Board of Directors; provided, however, that at any time the Board of Directors may abolish or reconstitute the executive committee or any other committee. Each member of the executive committee and of any other committee shall hold office until his or her successor shall have been designated or until his or her resignation or removal in the manner provided in these Bylaws.

         Section 7.02 Powers. During the intervals between meetings of the Board of Directors, the executive committee shall have and may exercise all powers of the Board of Directors in the management of the business and affairs of the corporation, except for the power to fill vacancies in the Board of Directors or to amend these Bylaws, and except for such powers as by law may not be delegated by the Board of Directors to an executive committee.

         Section 7.03 Proceedings. The executive committee, and such other committees as may be designated hereunder by the Board of Directors, may fix its own presiding and recording officer or officers, and may meet at such place or places, at such time or times and on such notice (or without notice) as it shall determine from time to time. It will keep a record of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following.

         Section 7.04 Quorum and Manner of Acting. At all meetings of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, the presence of members constituting a majority of the total authorized membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee. The members of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, shall act only as a committee and the individual members thereof shall have not power as such.

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         Section 7.05 Resignations. Any member of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, may resign at any time by delivering a written resignation to either the president, the secretary, or assistant secretary, or to the presiding officer of the committee of which he or she is a member, if any such have been appointed and shall be in office. Unless otherwise specified herein, such resignation shall take effect upon delivery.

         Section 7.06 Removal. The Board of Directors may at any time remove any member of the executive committee or of any committee designated by it hereunder either for or without cause.

         Section 7.07 Vacancies. If any vacancies shall occur in the executive committee or of any other committee designated by the Board of Directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and, provided that two or more members are remaining, continue to act. Such vacancy may be filled at any meeting of the Board of Directors.

         Section 7.08 Compensation. The Board of Directors may allow a fixed sum and expenses of attendance to any member of the executive committee, or of any other committee designated by it hereunder, who is not an active salaried employee of the corporation for attendance at each meeting of said committee.

                                  ARTICLE VIII
                         INDEMNIFICATION, INSURANCE, AND
                         OFFICER AND DIRECTOR CONTRACTS

         Section 8.01 Indemnification: Third Party Actions. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in the manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

         Section 8.02 Indemnification: Corporate Actions. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a

                                       14
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director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

         Section 8.03 Determination. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections
8.01 and 8.02 hereof, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith. Any other indemnification under Sections 8.01 and 8.02 hereof, shall be made by the corporation upon a determination that indemnification of the officer, director, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 8.01 and 8.02 hereof. Such determination shall be made either (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding; or (ii) by independent legal counsel on a written opinion; or (iii) by the shareholders by a majority vote of a quorum of shareholders at any meeting duly called for such purpose.

         Section 8.04 General Indemnification. The indemnification provided by this Section shall not be deemed exclusive of any other indemnification granted under any provision of any statute, in the corporation's Articles of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs and legal representatives of such a person.

         Section 8.05 Advances. Expenses incurred in defending a civil or criminal action, suit, or proceeding as contemplated in this Section may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon a majority vote of a quorum of the Board of Directors and upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount or amounts unless if it is ultimately determined that he or she is to be indemnified by the corporation as authorized by this Section.

         Section 8.06 Scope of Indemnification. The indemnification authorized by this Section shall apply to all present and future directors, officers, employees, and agents of the corporation and shall continue as to such persons who cease to be directors, officers, employees, or agents of the corporation, and shall inure to the benefit of the heirs, executors, and administrators of all such persons and shall be in addition to all other indemnification permitted by law.

         Section 8.07 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against any such liability and under the laws of the state of incorporation, as the same may hereafter be amended or modified.

                                   ARTICLE IX
                                   FISCAL YEAR

         The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                    ARTICLE X
                                    DIVIDENDS

         The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and on the terms and conditions provided by the Articles of Incorporation and these Bylaws.

                                   ARTICLE XI
                                   AMENDMENTS

         All Bylaws of the corporation, whether adopted by the Board of Directors or the shareholders, shall be subject to amendment, alteration, or repeal, and new bylaws may be made, except that:

         (a) No Bylaws adopted or amended by the shareholders shall be altered or repealed by the Board of Directors.

         (b) No Bylaws shall be adopted by the Board of Directors which shall require more than a majority of the voting shares for a quorum at a meeting of shareholders, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law; provided, however, that (i) if any bylaw regulating an impending election of directors is adopted or amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the Bylaws so adopted or amended or repealed together with a concise statement of the changes made; and (ii) not amendment, alteration or repeal of this Article XI shall be made except by the shareholders.

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                            CERTIFICATE OF SECRETARY

     The undersigned does hereby certify that he or she is the secretary of EMPIRE ENERGY CORPORATION INTERNATIONAL, a corporation duly organized and existing under and by virtue of the laws of the State of Nevada; that the above and foregoing Bylaws of said corporation were duly and regularly adopted as such by the Board of Directors of the corporation at a meeting of the Board of Directors, which was duly and regularly held on the ___ day of ________________, 2003, and that the above and foregoing Bylaws are now in full force and effect.

         DATED as of ________________________, 2003.



                                                --------------------------------
                                                Secretary


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                                    Exhibit D

                                   EXHIBIT "A"
                     EMPIRE ENERGY CORPORATION INTERNATIONAL

                                      2003
                                STOCK OPTION PLAN

         1. Purpose and Eligibility. This Stock Option Plan (the "Plan") is intended to advance the interests of Empire Energy Corporation (the "Company") by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers and directors by creating incentives and rewards for their contributions to the success of the Company. This Plan will provide to: (a) officers and other employees of the Company opportunities to purchase stock in the Company pursuant to Options granted hereunder which qualify as Incentive Stock Options ("ISOs") under Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) directors, officers, employees and consultants of the Company opportunities to purchase stock in the Company pursuant to Options granted hereunder which do not qualify as ISOs ("Non-Qualified Options") and to receive Stock Appreciation Rights ("SARs") pursuant to such Non-Qualified Options; (c) directors, officers, employees and consultants of the Company awards of stock in the Company ("Awards"); (d) directors, officers, employees and consultants of the Company opportunities to make direct purchases of stock in the Company ("Purchases"); and (e) directors of the Company who are not officers or employees of the Company with the opportunities to purchase stock in the Company pursuant to Options granted hereunder ("Non-Discretionary Options"). ISOs, Non-Discretionary Options, Non-Qualified Options and Stock Appreciation Rights are referred to hereafter as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights."

         2. Administration of the Plan.

                  a. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"). The Committee shall consist of not fewer than three members. Each of the members must be a "disinterested person" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members. Subject to ratification of the grant or authorization of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company (from among the class of employees eligible under Paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the exercise price of shares subject to each Option which price for any ISO shall not be less than the minimum price specified in Paragraph 7, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 9) the time or times when each Option, except for non-discretionary Options, shall become exercisable, the duration of the exercise period and when each Option shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and
(vii) interpret the Plan and promulgate and rescind the rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

                  b. The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in the Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional member thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

                  c. Stock rights may be granted to members of the Board, whether such grants are in their capacity as directors, officers, or consultants. All grants of Stock Rights to members of the Board shall be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of discretionary Stock Rights but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

                  d. In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Options under it, each member of the Board and of the Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances in litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board or the Committee, whether or not he continues to be such member of the Board or the Committee at the time of the incurring of such expenses. A person shall only be indemnified if (i) he conducted himself in good faith, (ii) he reasonably believed that his conduct was for a purpose he reasonably believed to be in the interests of the participants or beneficiaries of this Plan and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. Provided however, a director shall not be entitled to indemnification in connection with a proceeding by or on behalf of the Company in which the director is adjudged liable to the Company or in connection with any proceeding charging improper personal benefit to the director in which the director is found to be personally liable on the basis that personal benefit was improperly received by him. Provided further that no right of indemnification under the provisions set forth herein shall be available to any such member of the Board or the Committee unless within 10 days after the later of institution of or learning of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee would be entitled to as a matter of law, contract or otherwise. The indemnification provided by this
Section 2e shall only be made after the requirements of Section 145(d) of the Delaware General Corporation Law (the "Law") have been complied with except that the Company may pay for or reimburse reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding in accordance with the requirement of Section 145(e) of the Law.

         3. Eligible Employees and Others.

                  a. ISOs may be granted to any employee of the Company. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in any other grant of Stock Rights.

                  b. All directors of the Company who are not employees of the Company may receive Non-Qualified Options (i) upon election or appointment to the Board if not a member of the Board at the time this Plan is adopted by the Board; and (ii) upon election to the Board after all stock grants and Options previously granted have vested. The amount and terms of any such Non-Qualified Options shall be determined by the Board in full compliance with the terms of the Plan.

                      (1) The exercise price of the Options shall be fair market value on the date of grant as defined by Paragraph 7.

                      (2) The Options granted to each Director pursuant to this subparagraph b shall vest in increments as the Board shall determine, provided that the director is still serving as a director on the Company. To the extent that any Options which have not been exercised do not vest, the Options shall lapse and no longer be exercisable

                  c. The Options shall be exercisable for a period of 5 years from the date of grant.

         4. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is ten million (10,000,000), subject to adjustment as provided in Paragraph 15. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

         5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time on and after the date this Plan is approved by the Company's shareholders, provided however that no ISO shall be granted more than 10 years after the effective date of this Plan. The date of grant of a Stock Right under the Plan will be the date of grant by the Committee unless otherwise specified at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Paragraph 18.

         6. Sale of Shares. Any shares of the Company's Common Stock granted pursuant to an Award or acquired pursuant to a Purchase as set forth herein, cannot be sold for at least six months after acquisition except in case of death or disability. Nothing in this paragraph 6 shall be deemed to reduce the holding period set forth under the applicable securities laws.

         7. ISO Minimum Option Price and Other Limitations.

                  a. The exercise price per share specified in the stock option agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

                  b. In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

                  c. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean:

                      (1) the average closing price of the Company's shares appearing on the NASDAQ SmallCap if such shares are listed thereon or if not listed, appearing on the National Associates of Securities Dealers, Inc.'s electronic bulletin board; or

                      (2) if the Company's shares are not listed on the National Association of Securities Dealers, Inc.'s electronic bulletin board, then the average bid and asked price for the Company's shares as listed in the National Quotation Bureau's "pink sheets", or

                      (3) if there are no listed bid and asked prices published in the pink sheets, then the fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company's shares.

                      (4) By private determination of the Board based upon the assets, net worth and other factors as the Board may deem relevant if (1), (2) or (3) above are not applicable.

         8. Stock Appreciation Rights.

                  a. Stock appreciation rights may be granted by the Company under this Plan upon such terms and conditions as the Committee may prescribe. A stock appreciation right may be granted only in connection with a Non-Qualified Option right previously granted or to be granted under this Plan. Each stock appreciation right shall contain a provision that it shall become nonexercisable and be forfeited if the related option right is exercised. "Stock Appreciation right" as used in this Plan means a right to receive the excess of the fair market value of a share of the Company's Common Stock on the date on which an appreciation right is exercised over the option price provided for in the related stock option and which is issued in consideration of services performed for the Company or for its benefit by the optionee. Such excess is hereafter called "the differential." "Option right" means the right to purchase shares of the Company's Common Stock under a Non-Qualified Option granted under this Plan.

                  b. Stock appreciation rights shall be exercisable and be payable in the following manner:

                      (1) A stock appreciation right shall be exercisable by the optionee at any time the option to which it relates could be exercised. An optionee wishing to exercise a stock option appreciation right shall give written notice of such exercise to the Company addressed to the Company's Secretary, which such notice shall be forwarded by the Company's Secretary to the Committee. Upon receipt of such notice, the Committee shall determine whether the optionee's stock appreciation rights shall be paid in cash or Common Stock or a combination of cash and shares. Upon receipt of such notice, the Company shall, without transfer or issue tax to the optionee or other person entitled to exercise the stock appreciation rights, deliver to the person exercising such right a certificate or certificates for shares of the Common Stock which are issuable upon exercise of the stock appreciation right or cash or a combination thereof as the case may be. The date the Company's Secretary receives the written notice of exercise hereunder is referred to herein as the exercise date.

                      (2) The exercise of a stock appreciation right shall automatically result in the surrender of the related stock option right by the grantee on a share for share basis to the extent shares under such related stock option are used to calculate the shares or cash or combination thereof to be received by such grantee upon the exercise of such stock appreciation right. Shares covered by such surrendered option rights shall not be available for granting further options under this Plan.

                      (3) The Committee may impose any other conditions it prescribes upon the exercise of a stock appreciation right, which conditions may include a condition that the stock appreciation right may only be exercised in accordance with rules and regulations adopted by the Committee from time to time.

                      (4) Upon the exercise of a stock appreciation right and surrender of the related option right, the Company shall give to the person surrendering the related option right an amount equivalent to the differential, in cash or shares of the Company's Common Stock or any combination thereof as determined in accordance with subdivision b (1) of this paragraph 8. The shares to be issued upon the exercise of a stock appreciation right may consist either in whole or in part of shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury. No fractional share of Common Stock shall be issued and the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

                  c. Notwithstanding any other provision of this Plan, the Committee may from time to time determine, including at the time of exercise, the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year provided, however, that all such amounts shall be paid in full no later than the end of the year immediately following the year in which the optionee exercised such stock appreciation rights. Any determination under this paragraph may be changed by the Committee from time to time provided that no such change shall require the holder to return to the Company any amount theretofore received or to extend the period within which the Company is required to make full payment of the amount due as the result of the exercise of the optionee's stock appreciation right.

                  d. Stock appreciation rights granted pursuant to this paragraph shall terminate or expire as follows:

                      (1) Each stock appreciation right and all rights and obligations thereunder shall expire on a date to be determined by the Committee, such date, however, in no event to be later than ten years from the date on which the related option right was granted.

                      (2) A stock appreciation right shall terminate and may no longer be exercised upon the termination of the related option right.

         9. Duration of Stock Rights. Subject to earlier termination as provided in Paragraph 11 and 12, each Stock Right shall expire on the date specified in the original instrument granting such Stock Right, (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Paragraph 18) provided, however, that such instrument must comply with Section 422A of the Code with regard to ISOs granted to all employees and Rule 16b-3 of the Exchange Act with regard to all Stock Rights granted to executive officers, directors and 10% stockholders of the Company.

         10. Exercise of Options. Subject to the provisions of Paragraphs 3b and 11 through 15, each Option granted under the Plan shall be exercisable as follow:

                  a. The Options shall either be fully exercisable from the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

                  b. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

                  c. Each Option or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                  d. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 18) if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code as described in Paragraph 7(b). The date of exercise of all Options shall accelerate in the event of any of the following: (i) the Company is to merge or consolidate with or into any other corporation or entity except a transaction where the Company is the surviving corporation or change of domicile merger or similar transaction exempt from registration under the Securities Act of 1933, (ii) the sale of all or substantially all of the Company's assets, (iii) the sale of at least 90% of the outstanding Common Stock of the Company to a third party (subparagraphs (i), (ii) and (iii), collectively referred to as an "Acquisition"); or (iv) the Company is dissolved. Upon a minimum of 20 days prior written notice to the optionees, the exercisability of such Options shall commence two business days prior to the earlier of the scheduled closing of an Acquisition or proposed dissolution or the actual closing of an Acquisition or proposed dissolution.

                  e. All Options and stock grants shall be subject to any vesting requirements imposed by the Committee. In the event of any Acquisition or dissolution of the Company, all unvested Options and stock grants shall immediately vest two business days prior to the earlier of the scheduled closing of the Acquisition or proposed dissolution or the actual closing of the Acquisition or proposed dissolution and a minimum of 20 days notice of such vesting shall be give to the holders of such Options and unvested shares of Common Stock.

         11. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any ISO, if an ISO optionee ceases to be employed by the Company other than by reason of death or disability as defined in Paragraph 12, no further installments of his ISOs shall become exercisable or vest, and his ISOs shall terminate on the day three months after the day of the termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Paragraph 18. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Company's Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company to continue employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company so long as the optionee continues to be an employee of the Company.

         12. Death or Disability. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any ISO:

                  a. If an ISO optionee ceases to be employed by the Company by reason of his death, any ISO of his may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or three months from the date of the optionee's death.

                  b. If an ISO optionee ceases to be employed by the Company by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment to the extent of the number of shares with respect to which he could on the earlier of the ISO's specified expiration date or one year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22 (e)(3) of the Code or successor statute.

         13. Assignability. No Option granted to an executive officer or director of the Company or beneficial owner of 10% or more of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 and no ISO shall be assignable or transferable by the grantee except by will or by laws of descent and distribution and during the lifetime of the grantee each Option shall be exercisable only by him, his guardian or legal representative.

         14. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Paragraph 7 through 13 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         15. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option.

                  a. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                  b. If the Company is to be consolidated with or acquired by another entity pursuant to an Acquisition, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, as to outstanding Options not exercised pursuant to Paragraph 9, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options over the exercise price thereof.

                  c. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph b above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior or such recapitalization or reorganization.

                  d. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs a, b or c with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

                  e. Except as expressly provided herein, no issuance by the Company of shares of Common Stock of any class or securities convertible into shares of Common Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

                  f. No fractional share shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

                  g. Upon the happening of any of the foregoing events described in subparagraphs a, b or c above, the class and aggregate number of shares set forth in Paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this Paragraph 15 and, subject to Paragraph 2, its determination shall be conclusive. If any person or entity, owning restricted Common Stock obtained by exercise of a Stock Right made hereunder, receives shares or securities or cash in connection with a corporate transaction described in subparagraphs a, b or c above, and, as a result owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

         16. Means of Exercising Stock Rights.

                  a. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase or exercise price therefor either
(i) in United States dollars in cash or by check; (ii) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right; (iii) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1275(d) of the Code, or (iv) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of Stock right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Paragraph 15 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

                  b. Each notice of exercise shall, unless the Option shares are covered by a then current registration statement under the Securities Act of 1933, as amended (the "Act"), contain the optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provision of the Act),
(ii) the optionee has been advised and understands that (1) the Option shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the Option shares under the Act or to take any action which would make available to the optionee any exemption from such registration, and (iii) such Option shares may not by transferred without compliance with all applicable federal and state securities laws. Not withstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion than an appropriate exemption therefrom is available, the Company may defer exercise of any option granted hereunder until either such event has occurred.

         17. Terms and Amendment of Plan. This Plan was adopted by the Board on March 24, 1999 and if not approved by the holders of at least a majority of all shares present in person and by proxy and entitled to vote therein at a meeting of the stockholders of the Company within 12 months from the date of the Plan's adoption by the Board, no ISOs may be granted pursuant to the Plan. Nor shall the Plan in such event conform to Rule 16b-3 promulgated under the Securities Exchange Act of 1934. This Plan shall have no expiration date, provided however that no ISOs shall be granted more than 10 years after the Plan's effective date. The Board may terminate or amend the Plan in any respect at any time. However, if not approved by the stockholders on or before March 23, 2000, approval of the stockholders must be obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) increase of the total number of shares that may be issued under the Plan (except by adjustment pursuant to Paragraph 15); (b) modification of the provisions of Paragraph 3 regarding eligibility for grants of ISOs; and (c) any other act requiring stockholder approval under Rule 16b-3 (or successor rule) promulgated under the Securities Exchange Act of 1934. Except as provided herein or as specified in the original instrument granting such Stock Right, no action of the Board or stockholders may alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

         18. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise period of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such condition shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

         19. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

         20. Government Regulations. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         21. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the granting or vesting of an Award, the Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in Paragraph 22) the Company, in accordance with Section 3402(a) of the Code may require the optionee, award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. The Committee in its discretion may condition (i) the exercise of any Option; (ii) the granting or vesting of an award; or (iii) the making of a purchase of Common Stock for less than its fair market value on the payment of such withholding taxes.

                  To the extent that the Company is required to withhold taxes for federal income tax purposes in connection with the exercise of any Option, the optionee shall have the right to elect to satisfy such withholding requirement by (i) paying the amount of the requires withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by the Option exercise. The number of shares to be delivered to or withheld by the Company times the fair market value of such shares shall equal the cash required to be withheld. To the extent that the Participant elects to either deliver, or have shares of the Company's Common Stock withheld, the Board, or the Committee, may require him to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934 or to meet certain Code requirements.

         22. Notice of Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         23. Continued Employment. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company to retain the optionee in the employ of the Company or Related Corporation, as a member of the Company's board of directors or in any other capacity, whichever the case may be.

         24. Bonuses or Loans to Exercise Options. If requested by any person to whom a grant of a Stock Right has been made, the Company may loan such person or guarantee a bank loan to such person for the purpose of paying for the shares of the Common Stock. If requested by any person to whom a grant of a Stock Right has been made, the Company may loan such person, guarantee a bank loan to such person, or pay such person additional compensation equal to the amount of money necessary to pay the federal income taxes incurred as a result of the grant of the Stock Rights or the Exercise of any Options, assuming that such person is in the maximum federal income tax bracket six months from the time of grant or exercise and assuming that such person has no deductions which would reduce the amount of such tax owed. The tax loan shall be made or tax offset bonus paid on or before April 15th of the year following the year in which the amount of tax is determined, and any loan shall be made on such terms as the Company or lending bank determines.

         25. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Kansas. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                   Exhibit "A"

                     EXPIRE ENERGY CORPORATION INTERNATIONAL
                             2003 STOCK OPTION PLAN

                           INITIAL STOCK OPTION GRANTS

---------------------- ------------------- ----------------- -------------------
     Name               Number of Options   Exercise Price      Expiration
---------------------- ------------------- ----------------- -------------------
Mike Cunniff                  1,200             $20.00       March 1, 2003
Robert Stewart                 844              $12.00       December 31, 2003
Doug Wolters                  1,667             $12.00       December 31, 2003
Elliot Kaplan                 6,250              $6.00       March 23, 2004
Norm Peterson                 6,250              $6.00       March 23, 2004
Owen Enterprises LLC         22,500              $6.00       March 23, 2004
Doug Wolters                  1,667              $8.00       November 30, 2004
Lorne Torhjelm                8,333              $8.00       November 30, 2004
Fred Chelstad                 3,333             $12.00       January 18, 2005
Gordon Bradford               4,167             $12.00       January 18, 2005
Lorne Torhjelm                9,391             $12.00       January 18, 2005
Sieg Deckert                  8,574             $12.00       January 18, 2005
Doug Wolters                   833              $18.00       April 17, 2005
Bryan Ferguson               10,000             $10.00       June 30, 2005
Robert Stewart               10,000             $10,00       October 23, 2005
Bryan Ferguson               14,000              $1.70       December 31, 2005
Doug Wolters                 57,631             $30.00       June 19, 2006

                                    Exhibit E

                            Empire Energy Corporation
                       7500 College Boulevard, Suite 1215
                           Overland Park, Kansas 66210
                     Phone: 913.469.5615 o Fax: 913.469.1544



January 10, 2003


Norman L. Peterson



Re:  Letter Agreement Regarding the Acquisition of Subsidiaries and Assets

Dear Mr. Peterson:

         This letter, upon your acceptance, will represent a definitive agreement ("Agreement") providing for the acquisition of all of the outstanding capital stock of Blue Mountain Resources, Inc. ("BMR") and Commonwealth Energy
(USA) Inc. ("CWE"), wholly owned subsidiaries of Empire Energy Corporation, to be re-domiciled in Nevada as Empire Energy Corporation International (collectively "EMPIRE"), and certain other assets of EMPIRE as listed herein ("Assets"), by Norman L. Peterson ("NLP").

         The form of the transaction contemplated herein is an acquisition of all of the capital stock of BMR and CWE and the Assets by NLP from EMPIRE (the "Acquisition").

         1. Certain Terms of Reorganization Agreement. The terms and conditions of the Agreement are as follows:

                  1.1 The Acquisition shall be consummated on or about February 20, 2003, the date approval from the shareholders is anticipated (the "Closing"). At the Closing, all of the issued and outstanding BMR and CWE capital stock and the Assets shall be acquired by NLP from EMPIRE.

                  1.2 At the Closing, NLP shall assume all of the ongoing operations, assets, liabilities, and continent liabilities of BMR and CWE, and the Assets (collectively the "Business"). The "Assets" shall include the rights, interests, ownership, and any associated obligations and liabilities of EMPIRE's Tennessee operations and its interest in Bedsole Lease in Texas. EMPIRE shall provide NLP with indemnity for and against all liabilities up to a total of $250,000 related to the Business. At such time as EMPIRE shall have paid liabilities or incurred costs associated with the liabilities of the Business totaling $250,000, EMPIRE shall be relieved of any further obligations to NLP associated with the Business; thereafter, NLP shall be the sole party responsible for any liabilities and associated costs of the Business.

                  1.3 In conjunction with the Acquisition, EMPIRE shall issue a warrant to NLP to purchase 500,000 shares of EMPIRE's common stock following the closing of a contemplated share exchange transaction between EMPIRE and GSLM. The warrant shall be exercisable at $10.00 per share for a period of two years from the closing of the EMPIRE/GSLM share exchange agreement.

                  1.4 Until the Closing, EMPIRE shall continue to operate BMR, CWE, and the Assets in the ordinary course and shall not, without the prior written consent of NLP, do any of the following:

                           (i)      Incur any material obligations or
                                    commitments other than in the ordinary
                                    course of business;

                           (ii) Grant any salary increases (other than as required by existing contracts or consistent with current practices), unscheduled promotions or enter into any new employment or benefit contracts;

                           (iii) Solicit, induce, or otherwise engage in discussions or negotiations relating to or proposed to lead to the Acquisition of the Business by or with any party other than NLP;

                           (iv) Sell or dispose of any material Business assets or properties, except in the ordinary course of business or with the prior consent of the other party hereto; or,

                           (v) Sell any additional shares of BMR or CWE's capital stock or grant any additional rights or options to acquire its capital stock.

                  1.5 As a condition to the consummation of the Acquisition, there shall have been no material adverse change in the assets, Business, or prospects of BMR, CWE, or the Assets except as contemplated by the Agreement, and EMPIRE shall agree to assist NLP in discharging the Business obligations and disposing of the assumed liabilities and current litigation.

                  1.6 As a condition to the consummation of the Acquisition, NLP and its counsel and EMPIRE and its counsel must be satisfied as to the validity and legality of all aspects of the Acquisition, including all activities undertaken in relation to this Agreement. Each of the parties to the Acquisition will pay their own expenses incurred in connection with this Agreement and all other events required for the Closing.

                  1.7 Any claims or disputes arising hereunder or as a result of the transactions contemplated hereby which cannot be resolved by the parties will be referred to alternative dispute resolution by binding arbitration in the State of Kansas.

                  1.8 As an express condition to the Closing of the Acquisition, the Agreement shall have been approved by a majority of the Stockholders as required pursuant to the Company's Bylaws. The Company reserves the right to cancel the Acquisition in the event the requisite Stockholder approval is not attained.

         2. Due Diligence. As of the date of this Agreement, the parties have completed all due diligence they deem necessary and advisable regarding the Acquisition.

         3. Confidentiality. In connection with the foregoing matters, each party hereto has or will be furnishing to the other from time to time with oral and written information which the parties consider to be proprietary and confidential information (herein called the "Confidential Information"). Each party acknowledges that "Confidential Information," as used herein, does not include any information which (i) was or becomes generally available to the public other than as a result of an improper disclosure by the other party hereto, or (ii) was or becomes information available to the other party on a non-confidential basis from a third party source that is not bound by a confidentiality obligation to either of the parties hereto.

         If the Closing thereunder shall fail to occur for any reason, each party shall promptly deliver and return all copies of Confidential Information to the party which owns the same, and without retaining any copy, notes, or extracts thereof.

         4. Press Release. Upon acceptance and approval hereof, EMPIRE is authorized by NLP to issue a press release for the purpose of publicly announcing the transactions hereunder. EMPIRE and NLP each agree to consult with the other as to the form and substance of any press release or other public disclosure of the matters covered in this Agreement, provided that this shall not be deemed to prohibit EMPIRE and CWE from making any disclosure which its respective counsel deems necessary to comply with applicable law.

         5. Survival of Certain Provisions. The provision of Sections 3, 4, and 5 of this Agreement are for the benefit of the respective parties hereto, shall survive any termination of this Agreement, and shall be governed by and construed in accordance with the laws of the State of Kansas.

         6. Binding Agreement. This letter Agreement constitutes a binding legal obligation for the transactions described herein. The parties acknowledge that they currently share common directors and common outside counsel for purposes of the Acquisition who will have an inherent and unavoidable conflict of interest as to the Acquisition. Each of the parties agrees to engage the services of their own independent counsel if so desired for purposes of advising them in connection with this Agreement, the Closing, and other matters relevant to the Acquisition.


Very truly yours,

EMPIRE ENERGY CORPORATION



By:
   -------------------------------------
Its:
   -------------------------------------

Accepted and Agreed on this 10th day of January, 2003:




   -------------------------------------
   Norman L. Peterson

                                   EXHIBIT F


                       GREAT SOUTH LAND MINERALS LIMITED

                              FINANCIAL STATEMENTS
                             JUNE 30, 2003 AND 2002



                                 C O N T E N T S

                                                                         Page

Independent Auditors' Report............................................. F-2

Balance Sheets........................................................... F-3

Statements of Operations................................................. F-4

Statements of Stockholder's Deficit...................................... F-5

Statements of Cash Flows................................................. F-6

Notes to Financial Statements............................................ F-7

Directors' Declaration...................................................F-18

                          Independent Auditors' Report


The Board of Directors
Great South Land Minerals Limited


We have audited the accompanying balance sheets of Great South Land Minerals Limited (the "Company") as of June 30, 2003 and 2002, and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great South Land Minerals Limited at June 30, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has a working capital deficiency, has incurred net losses in recent years, and has a significant accumulated deficit. Those conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to those matters are described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Sydney, Australia

GREAT SOUTH LAND MINERALS LIMITED

BALANCE SHEETS

                                                                                           June 30,
                                                                   -------------------------------------------------
                                                                     Note          2003                  2002
                                                                   -------- ------------------    ------------------
ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                                $          8,786      $            955
   Trade and other receivables                                                        46,442               134,193
   Prepaid expenses and deposits                                                      48,284                 8,229
   Other current assets                                                               49,752                     -
                                                                            ----------------      ----------------
     TOTAL CURRENT ASSETS                                                            153,264               143,377

PROPERTY AND EQUIPMENT, net                                           F               17,107                20,637
                                                                            ----------------      ----------------

TOTAL ASSETS                                                                $        170,371      $        164,014
                                                                            ================      ================

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Trade and other payables                                                 $      1,562,990      $        530,234
   Current portion of long-term debt                                  G              165,863                 2,042
                                                                            ----------------      ----------------
     TOTAL CURRENT LIABILITIES                                                     1,728,853               532,276

TRADE AND OTHER PAYABLES                                                                -                  500,433

LONG-TERM DEBT, net of current portion                                G               11,053                11,396
                                                                            ----------------      ----------------
     TOTAL LIABILITIES                                                             1,739,906             1,044,105

STOCKHOLDERS' DEFICIT
   Common stock, no par value, 62,158,054 and 57,174,165
     shares issued and outstanding at June 30, 2003 and 2002,
     respectively                                                                  6,778,368             4,332,655
   Accumulated deficit                                                            (8,230,066)           (5,328,437)
   Accumulated other comprehensive income (loss)                                    (117,837)              115,691
                                                                            ----------------      ----------------
     TOTAL STOCKHOLDERS' DEFICIT                                                  (1,569,535)             (880,091)
                                                                            ----------------      ----------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                 $        170,371      $        164,014
                                                                            ================      ================


                     The accompanying notes are an integral part of these financial statements.

                                                      F-3

GREAT SOUTH LAND MINERALS LIMITED

STATEMENTS OF OPERATIONS


                                                                                      Year Ended June 30,
                                                                            ----------------------------------------
                                                                                  2003                  2002
                                                                            ------------------    ------------------
INTEREST INCOME                                                             $             25      $              -

COSTS AND EXPENSES
   Selling, general and administrative                                             2,571,955               970,970
   Exploration                                                                       313,788               385,929
                                                                            ----------------      ----------------
     TOTAL COSTS AND EXPENSES                                                      2,885,743             1,356,899
                                                                            ----------------      ----------------

LOSS FROM OPERATIONS                                                              (2,885,718)           (1,356,899)

INTEREST EXPENSE                                                                     (15,911)              (25,317)
                                                                            ----------------      ----------------

LOSS BEFORE INCOME TAXES                                                          (2,901,629)           (1,382,216)

INCOME TAXES                                                                               -                     -
                                                                            ----------------      ----------------

NET LOSS                                                                    $     (2,901,629)     $     (1,382,216)
                                                                            ================      ================


                 The accompanying notes are an integral part of these financial statements.

                                                   F-4

GREAT SOUTH LAND MINERALS LIMITED

STATEMENTS OF STOCKHOLDERS' DEFICIT
YEARS ENDED JUNE 30, 2003 AND 2002


                                                                       Accumulated
                                           Common Stock                   Other                               Total
                                 ---------------------------------    Comprehensive      Accumulated      Stockholders'
                                     Shares            Amount              Loss            Deficit           Deficit
                                 ----------------  ---------------  -----------------  ----------------  ----------------
Balance at July 1, 2001               52,610,040   $    3,250,780   $       199,640   $    (3,946,221)  $     (495,801)

Foreign currency translation                   -                -           (83,949)                -          (83,949)

Issuance of common stock:
  Cash                                   609,000          591,251                 -                 -          591,251
  Services                             3,955,125          534,733                 -                 -          534,733

Stock issuance costs                           -          (44,109)                -                 -          (44,109)

Net loss                                       -                -                 -        (1,382,216)      (1,382,216)
                                      ----------   --------------   ---------------   ---------------   --------------

Balance at June 30, 2002              57,174,165        4,332,655           115,691        (5,328,437)        (880,091)

Foreign currency translation                   -                -          (233,528)                -         (233,528)

Issuance of common stock:
  Cash                                 1,028,764          608,642                 -                 -          608,642
  Services                             3,955,125        2,123,111                 -                 -        2,123,111

Stock issuance costs                           -         (286,040)                -                 -         (286,040)

Net loss                                       -                -                 -        (2,901,629)      (2,901,629)
                                      ----------   --------------   ---------------   ---------------   --------------

Balance at June 30, 2003              62,158,054   $    6,778,368   $      (117,837)  $    (8,230,066)  $   (1,569,535)
                                      ==========   ==============   ===============   ===============   ==============


                         The accompanying notes are an integral part of these financial statements.

                                                          F-5

GREAT SOUTH LAND MINERALS LIMITED

STATEMENTS OF CASH FLOWS


                                                                                         Year Ended June 30,
                                                                               --------------------------------------
                                                                                     2003                  2002
                                                                               -----------------    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                       $      (2,901,629)   $      (1,382,216)
Adjustments to reconcile net loss to net cash used in operating activities:
   Shares issues for services                                                          2,123,111              534,733
   Depreciation                                                                            6,371                6,304
Changes in operating assets and liabilities:
   Trade and other receivables                                                            98,150              268,676
   Prepaid expenses                                                                      (33,754)               1,625
   Other current assets                                                                  (43,550)                -
   Trade and other payables                                                              302,075                8,185
                                                                               -----------------    -----------------
     NET CASH USED IN OPERATING ACTIVITIES                                              (449,226)            (562,693)

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                                          -              (16,152)
                                                                               -----------------    -----------------
     NET CASH USED IN INVESTING ACTIVITIES                                                     -              (16,152)

CASH FLOWS FROM FINANCING ACTIVITIES
   Capital raising costs                                                                (286,040)             (44,109)
   Proceeds from asset purchase loan
   Net proceeds from borrowings                                                          140,963               12,461
   Proceeds from issuance of shares                                                      601,006              587,135
                                                                               -----------------    -----------------
     NET CASH PROVIDED BY FINANCING ACTIVITIES
                                                                                         455,929              555,487

EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                    1,128                  822
                                                                               -----------------    -----------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                       7,831              (22,536)

CASH AND CASH EQUIVALENTS - beginning of year                                                955               23,491
                                                                               -----------------    -----------------

CASH AND CASH EQUIVALENTS - end of year                                        $           8,786    $             955
                                                                               =================    =================

CASH PAID FOR INTEREST AND TAXES:
Taxes                                                                          $               -    $               -
                                                                               =================    =================
Interest                                                                       $          19,761    $          25,317
                                                                               =================    =================


                       The accompanying notes are an integral part of these financial statements.

                                                      F-6

GREAT SOUTH LAND MINERALS LIMITED

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 AND 2002


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Preparation: Great South Land Minerals Limited (the "Company" or "GSLM") was incorporated in Tasmania, Australia in 1995. The principal activity of the Company is the exploration and development of sub-surface hydrocarbons in Tasmania.

The financial statements presented herein have been prepared in a manner and reflect the adjustments which are considered necessary to conform them to accounting principles generally accepted in the United States and are stated in U.S. dollars.

Going Concern and Liquidity: The financial statements are prepared on a going concern basis. However, significant uncertainties exist in relation to conditions that cast doubt upon the Company's ability to continue as a going concern. These are:

         o Substantial losses incurred through supporting the ongoing exploration expenditure during the period since the inception of the Company.

         o Uncertainties in terms of the ability to generate cash flows in the future considering that production operations have not yet commenced.

         o Extensive commitments for expenditure under the Company's key mineral exploration lease.

         o Current liabilities of $1,728,853 and current assets of $153,264 including cash or cash equivalents of $8,786 at June 30, 2003.

         o        The licence SEL 13/98 comes up for renewal in May 2004.

There can be no assurance that the Company will be able to obtain financing on commercially reasonable terms. The continuing viability of the Company and its ability to continue as a going concern and to meet its obligations as they fall due is dependent on the Company being successful in raising additional funds and renewing the exploration license. The Company's inability to raise capital may have a material adverse affect on its financial condition, ability to meet its obligations and operating needs and results of operations.

The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or to the amounts and classification of liabilities that might be necessary should the Company not continue as a going concern.

The Company has planned the following activities and the following activities exist to address the above going concern issues. These include:

         o The raising of loan funding: Advances received since July 1, 2003, from an entity associated with a director of the company, totalling $283,645. Negotiations are underway with that same entity, for further funding.

GREAT SOUTH LAND MINERALS LIMITED

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 AND 2002


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

         o The issue of Share Capital: Receipts during the period following June 30, 2003 to August 1, 2003 of $165,356 from applications for shares under the Offer and Information Statement.

         o On July 9, 2002 the Company signed a letter of intent whereby Empire Energy Corporation (EECI), a Utah corporation, listed on the OTC (over-the-counter) Bulletin Board overseen by the National Association of Securities Dealers agreed to make an offer to GSLM shareholders to acquire all the shares of GSLM. The existing shares of EECI would be reverse split and additional shares issued to GSLM shareholders such that GSLM shareholders would hold 95% of EECI. In order for the deal to move forward EECI must be cleared of all assets and liabilities and a formal offer made to all GSLM shareholders, It is expected that once this agreement is concluded that GSLM will be in a position to raise funds in the USA market.

         o The Company continues to meet the requirements of the exploration licence SEL 13/98, including spending $1,334,800 on exploration by May 18, 2004, and will apply for the licence to be extended for a further period.

Revenue Recognition: Interest revenue is recognised as it accrues, taking into account the effective yield on the financial asset.

Property and Equipment: The successful efforts method of accounting is followed for costs incurred in oil and gas exploration and production operations:

         o Capitalization of Oil and Gas Expenditures: Acquisition costs for proved and unproved properties are capitalized when incurred. Costs of unproved properties are transferred to proved properties when proved reserves are found. Exploration costs, including geological and geophysical costs and costs of carrying and retaining unproved properties, are charged against income as incurred. Exploratory drilling costs are capitalized initially; however, if it is determined that an exploratory well does not contain proved reserves, such capitalized costs are charged to expense, as dry hole costs, at that time. Development costs are capitalized. Costs incurred to operate and maintain wells and equipment and to lift oil and gas to the surface are generally expensed.

                  Leasehold Impairment and Depreciation, Depletion and
                  Amortization: Unproved properties whose costs are individually significant are evaluated for impairment by management. Costs of such properties surrendered or abandoned are charged to exploration expense.

                  The acquisition costs of proved properties are depleted by the unit of production method based on proved reserves. Capitalized exploratory drilling costs which result in the discovery of proved reserves and development costs are amortized/depreciated by the unit of production method based on proved developed reserves. The unit determination is by field.

                  Other Property and Equipment: Other property and equipment is depreciated under the straight-line method over the useful lives of the assets ranging from 2 to 9 years.

GREAT SOUTH LAND MINERALS LIMITED

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 AND 2002


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

         o Dismantlement, Restoration and Abandonment Costs: In accordance with SFAS No. 143, "Accounting for Asset Retirement Obligations", (which becomes effective for fiscal years beginning January 1, 2003), which addresses financial accounting and reporting for liabilities associated with the retirement of long-lived assets, the Company recognizes the fair value of a liability for asset retirement obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs in the period in which it is incurred if a reasonable estimate of fair value can be made. The fair value of the liability is added to the carrying amount of the associated asset and this additional carrying amount is depreciated over the life of the asset as part of depreciation, depletion, and amortization. The effect of the passage of time on the amount of the liability is recognized as accretion expense. If the obligation is settled for other than the carrying amount of the liability, the Company will recognize a gain or loss on settlement. The Company is presently evaluating the effect of implementing this standard and preliminary estimates indicate a potential liability and expense of approximately $101,000.

The cost of normal maintenance and repairs is charged to operating expenses as incurred. Material expenditures which increase the life of an asset are capitalized and depreciated over the estimated remaining useful life of the asset. The cost of properties sold, or otherwise disposed of, and the related accumulated depreciation or amortization are removed from the accounts and any gains or losses are reflected in current operations.

Income Taxes: The Company provides for income taxes using the asset and liability method pursuant to SFAS No. 109, Accounting for Income Taxes ("Statement 109"). Under the asset and liability method of Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded for deferred tax assets when future realization is uncertain.

Receivables: The collectibility of receivables is assessed and an allowance is made for any doubtful accounts. No allowance has been recorded at June 30, 2003 and 2002.

Cash and Cash Equivalents: Cash and cash equivalents include all highly liquid investments with original maturities of three months or less.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GREAT SOUTH LAND MINERALS LIMITED

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 AND 2002


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company's financial statements are based on a number of significant estimates including the selection of the useful lives for property, equipment, and oil and gas reserve quantities which are the basis for the calculation of depreciation, depletion and amortization of oil and gas properties. Management emphasizes that reserve estimates are inherently imprecise and that estimates of more recent discoveries are more imprecise than those for properties with long production histories. Accordingly, the Company's estimates are expected to change as future information becomes available and such changes could be material.

As mandated under Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company is required under certain circumstances to evaluate the possible impairment of the carrying value of its long-lived assets. This involves a comparison of the carrying value to the estimated future undiscounted cash flows, which is the primary basis for determining the related fair values for such long-lived assets. In addition to the uncertainties inherent in the estimation process, these amounts are affected by historical and projected prices for oil and natural gas which have typically been volatile. It is reasonably possible that the Company's oil and gas reserve estimates will materially change in the forthcoming year.

Foreign Currency Translation: The functional currency of the Company is the Australian dollar. Financial statements for these entities are translated into United States dollars at year end exchange rates as to assets and liabilities and weighted average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when capital transactions occurred.

Comprehensive Income (Loss): The Company accounts for comprehensive income
(loss) under Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes standards for reporting and display of comprehensive income and its components. The foreign currency translation gains (losses) resulting from the translation of the financial statements of the Company, expressed in Australian dollars, to United States dollars are reported as other comprehensive income (loss) in the Statement of Operations and as accumulated other comprehensive income (loss) in Stockholders' Deficit.

Recently Issued Accounting Pronouncements: In January 2003, the FASB issued Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities." This interpretation provides guidance on the identification of, and financial reporting for, variable interest entities. Variable interest entities are entities that lack the characteristics of a controlling financial interest or lack sufficient equity to finance its activities without additional subordinated financial support. FIN 46 requires a company to consolidate a variable interest entity if that company is obligated to absorb the majority of the entity's expected losses or entitled to receive the majority of the entity's residual returns, or both. FIN 46 also requires disclosures about variable interest entities that a company is not required to consolidate but in which it has a significant variable interest. FIN 46 is applicable immediately to variable interest entities created after January 31, 2003. For all variable interest entities created prior to February 1, 2003, FIN 46 is applicable to periods beginning after June 15, 2003. The Company is in the process of assessing the impact that FIN 46 will have on its consolidated financial statements.

GREAT SOUTH LAND MINERALS LIMITED

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 AND 2002


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

In May 2003, as amended in November 2003, the FASB issued SFAS No. 150, "Accounting for Certain Instruments with Characteristics of Both Liabilities and Equity" ("SFAS 150"), which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS 150 requires that an issuer classify a financial instrument that is within its scope, which may have previously been reported as equity, as a liability (or an asset in some circumstances). This statement is effective in fiscal periods beginning after December 15, 2004. The Company does not believe that the adoption of SFAS 150 will have a significant impact on its financial statements.


NOTE B - TAXATION

In assessing the realizability of deferred tax assets, the Company applies SFAS No. 109 to determine whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. As a result, the Company's valuation allowance at June 30, 2003 and 2002 reduces the net deferred tax assets to $0.

Deferred tax assets consist of:
                                                       June 30,
                                        -----------------------------------
                                              2003               2002
                                        ---------------    ----------------
        Net operating losses            $    1,720,909     $     1,230,813
        Valuation allowance                 (1,720,909)         (1,230,813)
                                        ---------------    ----------------
                                        $            -     $             -
                                        ===============    ================


At June 30, 2003, the Company has net operating loss carryforwards of approximately $5,700,000. The benefit of tax losses will always be available provided the following are met:

         1 The Company derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deductions for the losses to be realized;

         2 The Company continues to comply with the conditions for deductibility imposed by the law; and

         3 No changes in tax legislation adversely affect the Company in realizing the benefit from the deductions for the losses.

The increase in the valuation allowance was $490,096 and $ 369,890 during 2003 and 2002, respectively.

GREAT SOUTH LAND MINERALS LIMITED

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 AND 2002


NOTE C - RELATED PARTY TRANSACTIONS

Transactions between related parties are on normal commercial terms and conditions not more favourable than those available to other parties unless otherwise stated. Transactions with related parties are as follows:

Directors and Director Related Transaction

A number of directors of the Company or their director related entities hold positions in other entities that result in them in having control or significant influence over the financial or operating policies of those entities.

The terms and conditions of the transactions with directors and their director related entities were no more favourable than those available, or which might reasonably be expected to be available, on similar transactions to non-director related entities on an arms length basis.

The aggregate amounts recognised during the year relating to directors and their director related entities were as follows:

                                                     Year Ended June 30,
                                               ------------------------------
              Director        Transaction          2003             2002
         ---------------   ------------------  -------------    -------------
          D. A. Tanner       Consulting        $    73,360      $     52,555
          M. R. Bendall      Rental            $    16,017      $     13,552
          M. R. Bendall      Consulting        $   180,198      $     66,307
          S. M. Powell       Office Supplies   $      -         $        358


Loans from Directors
                                                            June 30,
                                                  -----------------------------
                                                      2003            2002
                                                  -------------   -------------

         Directors' unsecured interest free
           loans at call to the Company           $      7,007    $      7,342

GREAT SOUTH LAND MINERALS LIMITED

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 AND 2002


NOTE C - RELATED PARTY TRANSACTIONS (Continued)

Working Capital Facility

From time to time the Company requires funding for short term needs which are supplied by an entity associated with a director. Since July 1, 2003, that entity has provided funding amounting to approximately $283,000 to the Company. These advances are unsecured, are not repayable before January 1, 2005, and to date have been interest free. At June 30, 2003, the Company owed the related party an amount of $49,753.

Guarantees

Two directors of the Company have personally provided joint and several guarantees, on behalf of the Company, in favour of Mineral Resources of Tasmania ("MRT"), the government body responsible for the activities of the Company. This guarantee is for a total of $50,055, and relates to future rehabilitation costs that may arise in respect of the licence.


NOTE D - COMMITMENTS

Environmental Remediation Liabilities

The Company's operations are subject to significant environmental regulation under the laws of the Commonwealth and the State of Tasmania. As of June 30, 2003, the Company is not aware of any issues that would give rise to any environmental remediation liabilities.

Exploration Expenditure Commitments

In order to maintain current rights of tenure to exploration tenements, the Company is required to perform minimum exploration work to meet the minimum expenditure requirements specified by the Tasmanian State Government. These obligations are subject to renegotiation when application for a mining lease is made and at other times. At June 30, 2003, these obligations not provided for in the financial statements are as follows:

         Year Ended June 30,
         -------------------
                 2004                           $    1,334,800
                                                ==============

GREAT SOUTH LAND MINERALS LIMITED

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 AND 2002


Operating Lease Commitments

Future operating lease rentals at June 30, 2003 not provided for in the financial statements are as follows:

         Year Ended June 30,
         -------------------

                 2004                          $      20,743
                 2005                                  1,221
                                               -------------
                                               $      21,964
                                               =============


Rent expense was $14,021 and $12,570 during the years ended June 30, 2003 and 2002, respectively.

In 2001 the Australian Federal Government, through the Australian Research Grants Scheme awarded the University of Tasmania and GSLM a three year Research and Development Grant to study the Petroleum Systems in Tasmania of approximately $275,000. This Grant will enable a team of University and GSLM geo-scientists to develop a computer model for the geological tectonic and fluid flow evolution of Central Tasmania for the last 500 million years.

Under the ARC Strategic Partnership in Industrial Research and Technology (SPIRT) grant that matches the government funding with industry cash and in-kind contributions, the Commonwealth will provide approximately $275,000 while GSLM will match this.

As of June 30, 2003, GSLM had contributed a total of approximately $180,000, and the University of Tasmania had reported a total expenditure of approximately $220,000.

GREAT SOUTH LAND MINERALS LIMITED

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 AND 2002


NOTE E - CONTINGENT LIABILITIES

Fees payable and dependent on a public float of shares of GSLM are as follows:

                                                     June 30,
                                         ---------------------------------
                                              2003                2002
                                         --------------      -------------

         Secretarial Services            $       37,663      $      31,873
                                         ==============      =============



NOTE F - PROPERTY AND EQUIPMENT

Property and equipment at cost, less accumulated depreciation, is as follows:

                                                         June 30,
                                             --------------------------------
                                                 2003                2002
                                             -------------      -------------

         Property and equipment              $      40,005      $      33,856
                                             -------------      -------------
         Less:  accumulated depreciation            22,898             13,219
                                             -------------      -------------

                                             $      17,107      $      20,637
                                             =============      =============

GREAT SOUTH LAND MINERALS LIMITED

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 AND 2002


NOTE G - LONG-TERM DEBT

Long-term debt consists of the following:

                                                                June 30,
                                                        -----------------------
                                                           2003         2002
                                                        ----------    ---------
         Promissory note from individual, interest
           at 10%, due on demand.                       $   98,135    $       -

         Promissory note from individual, interest
           at 10%, due on demand.                           65,315            -

         Asset purchase loan for vehicle, interest at
           9.75%, due monthly through November 2006.        13,466       13,438
                                                        ----------    ---------
                                                           176,916       13,438
         Less:  current portion                            165,863        2,042
                                                        ----------    ---------
                                                        $   11,053    $  11,396
                                                        ===========   ==========


As of June 30, 2003, the maturities of the Company's long-term debt consist of the following:

         Year Ended June 30,
         -------------------
              2005                                  3,603
              2006                                  3,603
              2007                                  3,847
                                           --------------
                                           $       11,053
                                           ==============


NOTE H - LITIGATION

On May 10, 2002, the Company signed a contract with OME Resources Australia P/L (OMERA) by which OMERA may earn a joint venture interest in SEL 13/98 by conducting drilling and related work. The agreement between GSLM and OMERA set up the Tasmania Exploration Joint Venture (TEJV).

Stage one of this work required the expenditure of a certain amount prior to September 30, 2002 to complete the drilling/coring of Hunterston #1 and other activities for a 5% interest in the licence.

As of September 30, 2002, GSLM recognized that OMERA had expended an amount on on-ground exploration. OMERA contended a different amount of expenditure incurred to September 30, 2002.

Management and OMERA attempted to resolve this dispute by negotiation and mediation. OMERA referred the dispute by letter dated February 18, 2003 to the Registrar of Mines who referred the dispute to the Mining Tribunal (MT).

GREAT SOUTH LAND MINERALS LIMITED

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 AND 2002


NOTE H - LITIGATION (Continued)

The dispute was first listed for hearing on May 6, 2003. The MT has made various procedural directions regarding the conduct of the MT proceedings. The MT proceeding was listed for further hearing on September 30, 2003.

An agreement was entered into with OMERA on August 8, 2003.

It was agreed that:

o Both parties will approach the Minister to gain his consent to vary SEL 13/98 such that:

         o        OMERA is assigned a 100% interest in coal bed methane in SEL
                  13/98.

         o GSLM retains 100% interest in category 4 minerals, excluding coal bed methane in SEL 13/98.

o        If the variation is agreed to by the Minister then:

         o OMERA accepts the coal bed methane rights in full and final settlement of all its claims.

         o OMERA agrees to complete the suspension of Hunterston #1 and the rehabilitation of the site at its cost.

         o GSLM will grant OMERA the first right of refusal for future drilling work on SEL 13/98 for 5 years from May 10, 2002.

         o Both parties to agree to the discontinuation of the Mining Tribunal proceedings.


NOTE I - SUBSEQUENT EVENTS

In August 2003, the Company and OMERA entered into an agreement. This agreement is conditional on the Minister granting his consent to vary the Licence SEL 13/98 as previously described. At the date of this report the variation has not been consented to by the Minister. On 29 November 2003, the variation was advertised for public comment within the proceeding 21 days.

GREAT SOUTH LAND MINERALS LIMITED

DIRECTORS' DECLARATION
JUNE 30, 2003 AND 2002


In the opinion of the directors of Great South Land Minerals Limited:

         (a) the financial statements and notes, as set out on pages 3 to 17:

                  (i) Give a true and fair view of the balance sheets of the Company as at 30 June 2003 and 30 June 2002 and of its statement of operations, stockholders deficit and its cash flows, for the year ended on that date; and

                  (ii) Comply with accounting standards generally accepted in the United States.

         (b) there are reasonable grounds to believe that the Company will be able to pay its debts as and when they become due and payable.



Dated at _____________________this_______day of_____________________________2003




Signed in accordance with a resolution of the directors:




____________________________            ________________________________________
Malcolm R Bendall                       Clive Burrett
Chairman                                Director

                                    Exhibit G

                              Proforma Information
                       Management Discussion and Analysis
                      Concerning GSLM Financial Information

Company Description

GSLM is involved in the exploration for and development of sub-surface hydrocarbons in Tasmania. No property has yet been developed and put into production, no revenue has been earned, and no reserves have yet been proven. In the coming year, the Company plans to continue its exploration activities with a seismic program, with exploration drilling, and with stratographic coring and drilling activities in strategic locations. GSLM anticipates these exploration and development activities will be supported with funds raised from third party investors through equity sales or participation agreements. GSLM cannot represent that it will be able to raise the funding necessary to support it full business and exploration plan.


Equity in excess of $185,000US has been raised in Australia under an offer information statement and loans totalling approximately $420,000 US have been obtained through December 31, 2003. GSLM anticipates completing an acquisition through a share exchange with Empire Energy Corporation ("EECI") during 2004 intended to enhance its opportunity to raise additional equity to support GSLM's exploration and development plan.

GSLM does not expect to purchase additional property or add employees in the coming year or generate any significant revenue from operations, but simply continue exploration work at an accelerated pace. The pace of exploration and the level of operations will be determined by the amount of funding available. If funding is limited, exploration may be continued under agreements that provide investors with a participation interest in a particular property held by the Company. Under this type of arrangement, an investor would invest in specific property and receive a negotiated interest in that specific property. The effect to the company could be to reduce the potential profitability of the remaining interest in the property and reduce the Company's ability to control and manage the property. Should available funding be insufficient to meet operating and exploration costs, and participation arrangements be unavailable or insufficient to meet the extensive commitments for expenditure under the Company's key mineral exploration lease, the Company could be unable to maintain the licence SEL 13/98 that comes up for renewal in May 2004 and could lose all or part of its primary asset and could be unable to continue operations.


Market Information

GSLM has no established trading market for its securities in the U.S. or elsewhere.

Management's Discussion & Analysis of Financial Condition and Results of Operations


GSLM is an exploration company and as such has generated no revenue. Through June 30, 2003, the Company has incurred total losses in excess of $8.3 US million. All activities to date have been funded by investment in the equity of the Company or under agreements that provide investors with a participation interest in a particular property held by the Company.

During the year ended June 30, 2003, the Company expended approximately $315,000US in net exploration expenditures and incurred an additional $2,570,000US in operating expenses. During the year ended June 30, 2002, the Company expended approximately $385,000US in net exploration expenditures and incurred an additional $970,000 in operating expenses. The increases in selling, general and administrative were primarily in the area of services paid by issuance of common stock which increased to $2,120,000US from $534,000US in the prior year. Other selling, general and administrative expenses were substantially unchanged, increasing to $450,000US from $435,000US in the prior year. Exploration expenses decreased to $315,000US from $385,000US in the prior year due to the limited availability of funding. Additionally, interest expense decreased due to reduction in interest rates on short term borrowing arrangements. The Company intends to pursue a high level of operations as funding becomes available; although, the receipt of additional funding cannot be guaranteed.

Recent expenditures resulting in operating losses were substantially funded by proceeds from sales of common shares totaling approximately $600,000US and $585,000US for the years ending June 30, 2003 and 2002 respectively. In addition, trade and other payables increased by approximately $300,000US and $10,000US, respectively for the same years.



Liquidity and Capital Resources


At June 30, 2003, total current assets were approximately $150,000US, consisting of $9,000US in cash and $45,000 US receivable from equity funding transactions. Total current liabilities at June 30, 2003 were approximately $1,730,000US consisting substantially of trade and other payables, resulting in a working capital deficit of $1,580,000.


Due to our lack of profitable operations, our auditors have expressed substantial doubt about our ability to continue as a going concern. We will require significant additional capital to pay our existing debts and to fully implement our business plan as described in our plan or operation and in Note 1 to the attached financial statements.


Subsequent to year end, equity in excess of $185,000US has been raised in Australia through December 31, 2003 under an offer information statement. In addition, GSLM anticipates completing an acquisition through a share exchange with Empire Energy Corporation ("EECI") during 2004 intended to enhance its opportunity to raise additional equity to support GSLM's exploration and development plan. Additional support to operations subsequent to year-end include advances received since July 1, 2003, from an entity associated with a director of the company, in excess of $420,000US. The Company has paid approximately $30,000US since year end to continue to meet the requirements of the exploration licence SEL 13/98, including the requirement to spend $1,334,800US on exploration by May 18, 2004, and will apply for the licence to be extended for a further period. During the six months ending December 31, 2003, the Company incurred approximately an additional $260,000US in selling, general and administrative expenses. Substantially all funding obtained since year-end, June 30, 2003, has been applied to operating expenses, exploration expenses or reduction of current debt. At December 31, 2003, the Company has no significant cash reserves available to support future operations.

                                   Exhibit H

                            Empire Energy Corporation
                       7500 College Boulevard, Suite 1215
                           Overland Park, Kansas 66210
                      Phone: 913.469.5615 Fax: 913.469.1544


                                  July 9, 2002



Mr. Malcolm Bendall, Chairman
Great South Land Minerals, LTD
3/65 Murray Street
Hobart, Tasmania
Australia  7000

         RE: Proposed Exchange of shares of Empire Energy Corporation, a Utah Corporation ("EECI") for all of the outstanding shares of Great South Land Minerals, Ltd., a Tasmanian Australian Corporation ("GSLM")

Dear Mr. Bendall:

         This letter will confirm the recent discussions we have had with you relative to the proposed exchange of shares of the common stock of Empire Energy Corporation, a Utah Corporation, ("EECI") for all of the issued and outstanding common stock of Great South Land Minerals, Ltd., a Tasmanian Australian Corporation, ("GSLM"). The objective of our discussions has been the execution and consummation, as soon as feasible, of a formal agreement between EECI and GSLM (the "Exchange Agreement") which, among other things, would provide for the various matters set forth below.

1. EECI will acquire all of the issued and outstanding common stock of GSLM from the shareholders of GSLM (which will include all existing shareholders) in exchange for 47,500,000 shares of the $.001 par value common stock of EECI ("Common Stock") which will be delivered upon the closing of this transaction (the "Closing Date"). You will need to provide us with the names and addresses of the shareholders as soon as possible. This transaction is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code such that the shares of EECI received by the shareholders of GSLM will be received on a tax-free basis. The shares to be issued by EECI will be "restricted securities" as defined in Rule 144 under the Securities Act of 1933, and an appropriate legend will be placed on the certificates representing such shares, and stop transfer orders placed against them.

2. Prior to or simultaneously with the closing, EECI will have completed a 1 for 10 reverse stock split. In addition, it is intended to proxy for EECI shareholder vote the increase of the authorized shares of EECI from 50,000,000 to 100,000,000.

3. At closing, EECI will be organized so that there will be 2,441,507 shares of EECI Common Stock outstanding. After the closing of this transaction, there will be 49,941,507 total shares outstanding reflected as follows:

                                             SHARES

         GSLM SHAREHOLDERS                47,500,000 Shares            95%


         EECI SHAREHOLDERS                 2,441,507 Shares             5%
                                          -----------------          -----
         TOTAL                            49,941,507 Shares           100%

4. Simultaneously with the closing, the authorized common shares shall be 100,000,000 shares.

5. The current officers and directors of EECI will submit their resignation as officers and directors effective on the Closing Date.

6. On the Closing Date, EECI will have no liabilities and no assets, with the exception of those assets being introduced via the acquisition of GSLM. Current liabilities and assets of EECI are as disclosed in the attached Exhibit "A", attached hereto.

7.       Other terms of the Exchange Agreement will include:

         (a) EECI shall be in good standing in its state of domicile and shall not be in violation of any Federal or State securities or other laws governing it.

         (b) EECI will be current in all of its filing requirements as to all tax, securities or other reports required under laws to which it is subject, and shall deliver copies of these reports to GSLM along with copies of its past and current audited financial statements.

         (c) EECI shall, at closing, be able to make customary representations, including but not limited to, representations and warranties that it has no liabilities and it is not a party to litigation.

         (d) The GSLM Shareholders acknowledge that the shares of EECI, which they are receiving, may not be resold to the public except upon registration or upon compliance with the terms of Rule 144 and shall contain the appropriate restrictive legend.

         (e) There shall be no change in the current outstanding capital structure of EECI including outstanding shares, options, warrants or related matters, except as referred to herein.

         (f) GSLM shall be in good standing in the Australian state of Tasmania and shall be duly qualified to do business as a foreign corporation in those jurisdictions, which require such qualification. GSLM shall be free from any material pending or threatened litigation, claims, or contingent liabilities.

         (g) GSLM shall be current and in good standing with respect to all material contracts to which it is a party.

         (h) After closing, GSLM will not acquire any operating companies that would be deemed "material acquisitions" unless the acquired company can provide audited financial statements by the closing date of such acquisition.

         (i) The proposed transaction shall not violate any contract, agreement or arrangement to which GSLM is a party.

         (j) GSLM shall designate all persons to be elected to the Board of Directors of EECI at closing.

         (k) No officer, director or controlling shareholder of GSLM shall have a criminal record, bankruptcy, SEC censure, disbarment, loss of his/her professional license or be under investigation for any of the above.

         (l) GSLM will immediately engage legal counsel to assist in expediting the closing of this transaction.

8. GSLM agrees to cooperate in providing and explaining information with respect to the transaction contemplated herein. The information to be provided shall be sufficient to allow EECI to apprise its shareholders of the business of GSLM in compliance with the requirements of the Federal Securities laws, as applicable.

9. Prior to closing, GSLM shall provide current year-end audited financial statements for its last three fiscal years or since inception (or two years or since inception if the company is deemed a Small Business Issuer), and a quarterly statement as of March 31, 2002, which have been prepared in accordance with generally accepted accounting principles ("GAAP") and in compliance with Regulation S-X as promulgated by the Securities and Exchange Commission. The Audited Balance Sheet after closing will show total stockholders' equity of at least $2,460,000 in addition to oil and gas tenements valued at $28,000,000, as supported in the valuation report in Exhibit "B", attached hereto. GSLM shall also provide interim GAAP financial statements as required.

10. As a condition to the Closing, EECI will obtain its shareholders approval for the transaction and will change its state of domicile from Utah to Nevada.

11. As soon as practical after the date of execution hereof, EECI with GSLMs' prior approval shall notify its shareholders of the proposed transaction. Subsequent thereto, no party hereto shall release any information to the public or the media concerning this transaction without the consent of all other parties. EECI shall submit to GSLM, in advance of release, any proposed press release for its reasonable prior approval.

12. Immediately upon closing of the Exchange Agreement, GSLM will take the necessary steps to maintain a bulletin board listing once acquired and use its best efforts to move towards a NASDAQ listing.

13. The parties hereto hereby agree to conduct their business in accordance with the ordinary, usual and normal course of business heretofore conducted by them. Thus, there may be no material adverse changes in the business of any of the companies from the date hereof through the closing of this transaction.

14. EECI hereby represents that it only has two types of authorized capital stock, which are its $.001 par value voting common stock, and its Class B Redeemable Voting Common Stock having a par value of $.0001. There are presently 50,000,000 shares of common stock authorized of which 24,415,068 shares are presently issued and outstanding of which includes the Class B stock. There is a 1999 Stock Option Plan in effect with 3,761,505 options outstanding as detailed in attached Exhibit "C". There are no, and at the closing there will be no other outstanding: warrants, options, convertible securities or similar rights relative to capital stock except those referred to herein.

15. The Parties agree that simultaneous with closing, that EECI will cause to be paid a finders fee to Dale C. Barlage of 20,000 post-split shares of EECI's stock.

16. EECI will form a wholly-owned subsidiary whose only asset will be EECI's interest in Industria Oklahoma-Nicaragua, S.A. and will distribute the shares of this subsidiary to the shareholders of EECI as of July 1, 2002.

17. GSLM agrees to pay Norman L. Peterson or assigns (Peterson) a fee of $200,000.00 and 500,000 options to purchase post-closing EECI shares at $10.00 per share for a period of 2 (two) years in exchange for Peterson assuming all outstanding liabilities of EECI at closing as outlined on the attached Exhibit "A" which is attached hereto and made a part of this agreement. Peterson agrees to loan the $200,000.00 received from GSLM to the subsidiary referred to in 16 above.

18. EECI's current officers and directors will assist Peterson in discharging his obligation to dispose liabilities and current litigation.

19. Prior to closing EECI will sell to Peterson all of the outstanding stock in Blue Mountain Resources, Inc. and Commonwealth USA, Inc. and rights, interests and any and all ownership of EECI's Tennessee Operations and its interest in the Bedsole Lease in Texas in exchange for Peterson assuming all EECI liabilities as identified on Exhibit "A" attached hereto. It is the intention of the Parties that at the time of closing EECI will have no assets and no liabilities, except for those assets resulting from the merger with GSLM.

20. EECI has not engaged any brokers or finders with respect to this transaction, except as stated in 15 above. If GSLM has or intends to use any broker or finder, GSLM agrees to notify EECI in writing and GSLM agrees to be responsible for any fees or other expenses of such broker or finder.

21. All parties hereto agree to take whatever reasonable steps are required to facilitate the consummation of the transaction contemplated herein, including providing of information regarding the corporate parties hereto.

22. Upon the signing of this Letter of Intent, EECI and GSLM will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential and not make use of any information (unless ascertainable from public findings or published information) obtained concerning the other's operations, assets and business. The Parties understand that GSLM currently has outstanding joint venture commitments and is in the process of issuing an offering information document (Attached hereto as Exhibit "D") for the purpose of raising operating capital via the Australian public market.

23. Upon execution of the Letter of Intent, GSLM shall not enter into negotiations with any other person or entity for the disposition of its outstanding stock or assets or business (or any part thereof) except as agreed to herein. GSLM will not directly, or indirectly, through any officer, director, agent or otherwise, (i) solicit or initiate, directly or indirectly, or encourage submission of inquiries, proposals, or offers from any potential buyer relating to the disposition of its assets, securities or business (or any part thereof), other than sales in the ordinary course of business, or (ii) subject to fiduciary obligations under applicable law as advised in writing by counsel, participate in any discussions or negotiations regarding or furnish to any other person any information with respect to the disposition of such assets, business or any securities (or any part thereof), except as agreed to herein.

24. Upon the execution by you and return to us of this Letter of Intent, counsel for EECI and GSLM will prepare an Exchange Agreement, which shall contain provisions in accord with this letter together with such further appropriate terms and conditions as legal counsel and the parties may mutually determine. The Exchange Agreement shall be subject to the approval of the respective shareholders and boards of directors of EECI and GSLM.

         If the foregoing accurately reflects our discussions, please execute and return the undersigned one copy of this letter.


         ACCEPTED AND AGREED TO JULY 9th, 2002.




EMPIRE ENERGY COPROATION                       GREAT SOUTH LAND MINERALS Ltd
A Utah Corporation                             A Tasmanian Australia Corporation


By:                                            By:
   ------------------------------                 ------------------------------
   Norman L. Peterson, CEO                        Malcolm Bendall, Chairman



By:
   ------------------------------
   Bryan S. Ferguson, President

                 First Amendment to Agreement Dated July 9, 2002
               by and between Empire Energy Corporation (EECI) and
            Great South Land Minerals, Ltd. (GSLM) Providing for the
                 Issuance of EECI Shares to Acquire 100% of the
                           Outstanding Shares of GSLM.
                                  _____________

Item #6 on Page 2 of the Agreement is hereby stricken in its entirety and replaced with a new Item #6, as follows:

         "On the closing date, EECI will have no assets and will have liabilities estimated to be US$250,000.00."

Item #7(c) on Page 2 of the Agreement is hereby stricken in its entirety from the Agreement.

Item #17 on Page 4 of the Agreement is hereby stricken in its entirety and replaced with a new Item #17, as follows:

         "GSLM agrees to assume any remaining assets and liabilities of EECI at closing. It is estimated that there will be no assets and that there will be US$250,000.00 in liabilities (See Exhibit "A" Revised)."

Item #18 on Page 4 of the Agreement is hereby stricken in its entirety from the Agreement.

Item #19 on Page 4 of the Agreement is hereby stricken in its entirety and replaced with a new Item #19, as follows:

"Prior to closing, EECI will sell to Peterson all of the outstanding stock in Blue Mountain Resources, Inc. and Commonwealth USA, Inc. and rights, interests and any and all ownership of EECI's Tennessee Operations and its interest in the Bedsole Lease in Texas and EECI will reduce its outstanding liabilities to the extent possible with these proceeds."

                                  _____________

Accepted and Agreed to this 9th day of December, 2002.


EMPIRE ENERGY COPROATION                       GREAT SOUTH LAND MINERALS Ltd
A Utah Corporation                             A Tasmanian Australia Corporation


By:                                            By:
   -----------------------------                  ------------------------------
    Norman L. Peterson, CEO                       Malcolm Bendall, Chairman

                Second Amendment to Agreement Dated July 9, 2002
               by and between Empire Energy Corporation (EECI) and
           Great South Land Minerals Limited (GSLM) Providing for the
                 Issuance of EECI Shares to Acquire 100% of the
                           Outstanding Shares of GSLM.


The entire first amendment dated December 10, 2002 to the Agreement dated July 9, 2002 is hereby cancelled in its entirety.

Clause #1 on Page 1 of the Agreement is to be stricken entirely and replaced by:

         1. EECI will acquire all of the issued and outstanding common stock of GSLM from the shareholders of GSLM (which will include all existing shareholders) in exchange for 58,900,000 shares of the $.001 par value common stock of EECI ("Common Stock") which will be delivered upon the closing of this transaction (the "Closing Date"). You will need to provide us with the names and addresses of the shareholders as soon as possible. This transaction is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code such that the shares of EECI received by the shareholders of GSLM will be received on a tax-free basis. The shares to be issued by EECI will be "restricted securities" as defined in Rule 144 under the Securities Act of 1933, and an appropriate legend will be placed on the certificates representing such shares, and stop transfer orders placed against them.

Clause #3 on Page 2 of the Agreement is to be stricken entirely and replaced by:

         3. At closing, EECI will be organized so that there will be 3,100,000 shares of EECI common stock outstanding. After the closing of this transaction, there will be 62,000,000 total shares outstanding reflected as follows:

                                                     SHARES

                  GSLM SHAREHOLDERS               58,900,000 Shares        95%
                  EECI SHAREHOLDERS                3,100,000 Shares         5%
                  TOTAL                           62,000,000 Shares       100%

Clause #13 on Page 4 of the Agreement is to be stricken entirely and replaced by:

         13. The parties hereto hereby agree to conduct their business in accordance with the ordinary, usual and normal course of business heretofore conducted by them. Thus, there may be no material adverse changes in the business of any of the companies from the date hereof through the closing of this transaction. However, this clause does not apply to any dealing of whatever sort by GSLM of and with the coal bed methane rights it has under Special Exploration License, SEL 13/98.

Clause #14 on Page 4 of the Agreement is to be stricken entirely and replaced by:

         14. EECI hereby represents that it only has two types of authorized capital stock, which are its $.001 par value voting common stock, and its Class B Redeemable Voting Common Stock having par value of $.0001. There are presently 50,000,000 shares of common stock authorized of which 31,000,000 shares are presently issued and outstanding of which includes the Class B stock. There is a 1999 Stock Option Plan in effect with no more than 3,761,505 options outstanding as detailed in attached Exhibit "C". There are no, and at the closing there will be no other outstanding: warrants, options, convertible securities or similar rights relative to capital stock except those referred to herein.

Clause #17 on Page 4 is stricken in its entirety.


Accepted and Agreed to this 16th Day of October, 2003

Empire Energy Corporation                      Great South Land Minerals Limited
A Utah Corporation                             An Australian Corporation



By:                                            By:
   ----------------------------------             ------------------------------
   Norman L. Peterson, CEO                        Malcolm Bendall, Chairman

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